UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2676

Fidelity School Street Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2003

Item 1. Reports to Stockholders

Fidelity®

New Markets Income

Fund

Annual Report

December 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity New Markets Income Fund	31.11%	19.75%	11.09%

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Markets Income Fund on December 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the J.P. Morgan Emerging Markets Bond Index (EMBI) Global did over the same period.

* For periods that included returns for periods prior to December 31, 1993, the fund compared its performance to the J.P. Morgan Emerging Markets Bond Global Linked Index, which represented the returns of the J.P. Morgan EMBI Global beginning December 31, 1993 and the J.P. Morgan Emerging Markets Bond Index for periods prior thereto.

Annual Report

Management's Discussion of Fund Performance

Comments from John Carlson, Portfolio Manager of Fidelity® New Markets Income Fund

Emerging-markets debt posted strong gains for the year ending December 31, 2003. High global liquidity, an improving world economy, rising raw material prices and surging investor interest in higher-yielding securities drove the category's performance. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global climbed 25.66% in 2003, its best return since 1996. A pickup in worldwide economic activity boosted emerging-markets debt, as rising prices for commodities lifted export revenues in several resource-rich countries, including oil exporter Venezuela. Emerging markets also benefited from credit-rating upgrades in a number of countries, including Russia, which continued the trend of improving credit quality in the asset class. Brazil, the index's second-largest component on average during the period, was the best performer of countries with more than a 2% stake in the benchmark. Brazil's booming commodity exports and the continued decline in interest rates encouraged hopes that its economy would improve. Mexico, the index's largest representative in 2003, underperformed as higher-quality credits tended to lag during the year.

For the year that ended December 31, 2003, Fidelity New Markets Income Fund returned 31.11%. The fund outperformed the 25.66% return of the J.P. Morgan EMBI Global, as well as the 30.07% return of the LipperSM Emerging Markets Debt Funds Average. Against a favorable backdrop of absolute low global interest rates, very strong commodity prices, expansive world trade and a weaker dollar, the fund benefited from being bullish. It was concentrated in higher-yielding, higher-beta - meaning higher volatility - countries with low valuations. The fund's primary contributor to performance was an overweighting in Venezuela. As an oil exporter, its economy benefited from high energy prices and, despite political instability, Venezuela's ability to repay debt did not deteriorate. The fund's overweighting in Brazil also made gains. Progress on pension and tax reforms, subdued inflation, an International Monetary Fund loan and the Brazilian government's pragmatic economic policies attracted investors to the country's high-yielding bonds. The fund's overweighted position in Argentina detracted from performance, as did security selection in Indonesia.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five Countries as of December 31, 2003
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	17.1	14.0
Russia	15.2	16.9
Mexico	11.3	19.1
Venezuela	6.5	6.8
Turkey	4.5	4.5

Percentages are adjusted for the effect of open futures contracts, if applicable. Top countries are based upon location of issuer of each security, including where the fund is exposed to potential political and credit risks.

Top Five Holdings as of December 31, 2003
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazilian Federative Republic	16.6	13.9
Russian Federation	11.2	13.1
United Mexican States	10.6	13.6
Venezuelan Republic	5.8	6.7
Turkish Republic	4.5	4.5
	48.7
Asset Allocation (% of fund's net assets)
As of December 31, 2003	As of June 30, 2003
Corporate Bonds 13.0%	Corporate Bonds 16.9%
Government Obligations 70.0%	Government Obligations 74.4%
Stocks 0.0%	Stocks 0.5%
Other Investments 1.2%	Other Investments 0.1%
Short-Term Investments and Net Other Assets 15.8%	Short-Term Investments and Net Other Assets 8.1%

Annual Report

Investments December 31, 2003

Showing Percentage of Net Assets

Nonconvertible Bonds - 13.0%
		Principal Amount (i)	Value (Note 1)
Argentina - 1.0%
Compania Radiocomunic Moviles SA:
9.25% 5/8/08 (c)(f)		$ 710,000	$ 557,350
9.25% 5/8/08 (c)		405,000	317,925
Mastellone Hermanos SA yankee 11.75% 4/1/08 (c)		4,605,000	1,888,050
Pecom Energia SA 8.125% 7/15/10 (Reg. S)		1,990,000	1,980,050
Telefonica de Argentina SA:
9.125% 11/7/10		2,205,000	2,138,850
11.875% 11/1/07		1,935,000	2,084,963
TOTAL ARGENTINA			8,967,188
Bermuda - 0.1%
APP China Group Ltd.:
14% 3/15/10 (c)(f)		3,855,000	231,300
14% 3/15/10 (Reg. S) (c)		6,570,000	394,200
TOTAL BERMUDA			625,500
Cayman Islands - 0.6%
CSN Islands VII Corp. 10.75% 9/12/08 (f)		3,655,000	4,029,638
NII Holdings Cayman Ltd. 0% 11/1/09 (d)		1,095,000	1,144,275
TOTAL CAYMAN ISLANDS			5,173,913
Indonesia - 0.2%
APP International Finance (Mauritius) Ltd.:
0% 7/5/04 (c)(f)		4,420,000	88,400
0% 7/5/04 (Reg. S) (c)		1,335,000	26,700
MEI Euro Finance Ltd. 8.75% 5/22/10 (f)		1,920,000	1,939,200
TOTAL INDONESIA			2,054,300
Luxembourg - 0.5%
Millicom International Cellular SA 10% 12/1/13 (f)		3,870,000	4,063,500
Malaysia - 2.1%
Petroliam Nasional BHD (Petronas) 7.625% 10/15/26 (Reg. S)		12,815,000	14,697,203
Petronas Capital Ltd. 7.875% 5/22/22 (Reg. S)		2,760,000	3,258,525
TOTAL MALAYSIA			17,955,728
Mexico - 0.7%
Alestra SA de RL de CV 8% 6/30/10		4,656,000	3,922,680
TFM SA de CV yankee 11.75% 6/15/09		1,870,000	1,912,075
TOTAL MEXICO			5,834,755
Nonconvertible Bonds - continued
		Principal Amount (i)	Value (Note 1)
Netherlands - 0.8%
Hurricane Finance BV 9.625% 2/12/10 (f)		$ 1,770,000	$ 2,000,100
Indosat Finance Co. BV 7.75% 11/5/10 (f)		4,590,000	4,624,425
TOTAL NETHERLANDS			6,624,525
Russia - 4.0%
Mobile Telesystems Finance SA 9.75% 1/30/08 (f)		12,605,000	13,692,181
OAO Gazprom:
9.625% 3/1/13 (f)		6,740,000	7,456,125
9.625% 3/1/13		5,440,000	6,018,000
10.5% 10/21/09		6,840,000	8,019,900
TOTAL RUSSIA			35,186,206
Ukraine - 0.6%
Kyivstar GSM:
12.75% 11/21/05 (f)		3,025,000	3,335,063
12.75% 11/21/05 (Reg. S)		2,000,000	2,205,000
TOTAL UKRAINE			5,540,063
United States of America - 2.4%
Freeport-McMoRan Copper & Gold, Inc. 10.125% 2/1/10		3,390,000	3,898,500
Pemex Project Funding Master Trust:
2.95% 10/15/09 (f)(g)		13,260,000	13,492,050
7.375% 12/15/14		3,180,000	3,394,650
TOTAL UNITED STATES OF AMERICA			20,785,200
TOTAL NONCONVERTIBLE BONDS (Cost $113,001,726)			112,810,878
Government Obligations - 70.0%

Argentina - 3.2%
Argentinian Republic:
BOCON:
4/1/07 February 2002 coupon (c)(j)		2,200,000	750
4/1/07 January 2002 coupon (c)(j)		2,200,000	750
4/1/07 March 2002 coupon (c)(j)		2,200,000	750
2% 4/1/07 (c)(g)		1,547,511	220,000
Brady:
floating rate bond 1.9925% 3/29/05 (c)(g)		6,202,000	1,752,065
par L-GP 6% 3/31/23 (c)		13,810,000	6,766,900
1.162% 8/3/12 (g)		3,185,000	1,998,588
Government Obligations - continued
		Principal Amount (i)	Value (Note 1)
Argentina - continued
Argentinian Republic: - continued
7% 12/19/08 (c)(e)		$ 8,846,000	$ 2,388,420
9.75% 9/19/27 (c)		12,526,000	3,131,500
11.375% 3/15/10 (c)		5,054,000	1,389,850
11.375% 1/30/17 (c)		12,920,000	3,617,600
11.75% 4/7/09 (c)		6,557,000	1,835,960
11.75% 6/15/15 (c)		8,373,000	2,302,575
12.25% 6/19/18 (c)		6,351,582	1,587,896
12.375% 2/21/12 (c)		3,960,000	1,069,200
76.953% 4/10/05 (c)(g)		760,000	239,400
TOTAL ARGENTINA			28,302,204
Brazil - 16.6%
Brazilian Federative Republic:
Brady:
capitalization bond 8% 4/15/14		47,206,102	46,498,011
debt conversion bond 2.055% 4/15/12 (g)		8,885,000	8,040,925
FLIRB L 2% 4/15/09 (Reg.) (g)		7,361,539	6,919,847
8.875% 4/15/24		47,400,000	45,978,000
10% 8/7/11		10,515,000	11,645,363
12.25% 3/6/30		10,260,000	12,773,700
12.75% 1/15/20		9,620,000	12,217,400
TOTAL BRAZIL			144,073,246
Colombia - 3.1%
Colombian Republic:
10.375% 1/28/33		5,600,000	5,992,000
10.5% 7/9/10		6,235,000	7,014,375
10.75% 1/15/13		3,115,000	3,547,206
11.75% 2/25/20		8,865,000	10,660,163
TOTAL COLOMBIA			27,213,744
Dominican Republic - 0.4%
Dominican Republic:
9.04% 1/23/13 (f)		1,785,000	1,374,450
9.5% 9/27/06 (f)		450,000	366,750
9.5% 9/27/06 (Reg. S)		1,820,000	1,483,300
TOTAL DOMINICAN REPUBLIC			3,224,500
Ecuador - 1.9%
Ecuador Republic:
7% 8/15/30 (e)(f)		2,484,000	1,927,584
Government Obligations - continued
		Principal Amount (i)	Value (Note 1)
Ecuador - continued
Ecuador Republic: - continued
7% 8/15/30 (Reg. S) (e)		$ 9,305,000	$ 7,220,680
12% 11/15/12 (f)		124,000	121,520
12% 11/15/12 (Reg. S)		7,140,000	6,997,200
TOTAL ECUADOR			16,266,984
El Salvador - 0.3%
El Salvador Republic 7.75% 1/24/23 (Reg. S)		2,190,000	2,310,450
Ivory Coast - 0.2%
Ivory Coast:
Brady past due interest 2% 3/29/18 (Reg. S) (c)(g)		3,785,750	624,649
FLIRB 2% 3/29/18 (Reg. S) (c)(g)		8,530,000	1,322,150
TOTAL IVORY COAST			1,946,799
Lebanon - 1.9%
Lebanese Republic:
10.125% 8/6/08		4,530,000	5,005,650
10.25% 10/6/09 (Reg. S)		5,185,000	5,768,313
11.625% 5/11/16 (Reg. S)		3,685,000	4,104,169
14.14% 4/22/04	LBP	1,840,890,000	1,242,418
TOTAL LEBANON			16,120,550
Mexico - 10.6%
United Mexican States:
6.375% 1/16/13		7,855,000	8,149,563
6.625% 3/3/15		3,155,000	3,265,425
7.5% 4/8/33		47,985,000	49,592,498
8.125% 12/30/19		11,120,000	12,426,600
8.375% 1/14/11		6,840,000	8,122,500
11.375% 9/15/16		7,560,000	10,716,300
TOTAL MEXICO			92,272,886
Nigeria - 1.3%
Central Bank of Nigeria:
promissory note 5.092% 1/5/10		12,042,004	11,308,400
warrants 11/15/20 (a)(h)		4,250	1,488
TOTAL NIGERIA			11,309,888
Government Obligations - continued
		Principal Amount (i)	Value (Note 1)
Panama - 1.6%
Panamanian Republic:
Brady past due interest euro 1.9375% 7/17/16 (g)		$ 6,511,769	$ 5,632,680
9.625% 2/8/11		6,890,000	7,957,950
TOTAL PANAMA			13,590,630
Peru - 1.8%
Peruvian Republic:
9.125% 2/21/12		8,870,000	9,890,050
euro Brady past due interest 5% 3/7/17 (g)		6,608,200	6,079,544
TOTAL PERU			15,969,594
Philippines - 4.0%
Philippine Republic:
8.375% 3/12/09		1,435,000	1,510,338
9% 2/15/13		15,000,000	15,806,250
9.875% 1/15/19		16,470,000	17,458,200
TOTAL PHILIPPINES			34,774,788
Russia - 11.2%
Russian Federation:
5% 3/31/30 (e)(f)		19,972,500	19,223,531
5% 3/31/30 (Reg. S) (e)		51,560,000	49,626,496
11% 7/24/18 (Reg. S)		11,542,000	15,552,845
12.75% 6/24/28 (Reg. S)		8,222,000	13,052,425
TOTAL RUSSIA			97,455,297
Turkey - 4.5%
Turkish Republic:
11.75% 6/15/10		17,210,000	21,813,675
11.875% 1/15/30		9,135,000	12,377,925
12.375% 6/15/09		4,230,000	5,403,825
TOTAL TURKEY			39,595,425
Ukraine - 0.5%
Ukraine Cabinet of Ministers 7.65% 6/11/13 (f)		4,085,000	4,248,400
Uruguay - 1.1%
Uruguay Republic:
7.25% 2/15/11		4,995,000	4,370,625
7.5% 3/15/15		3,440,000	2,786,400
7.875% 1/15/33 pay-in-kind		3,855,000	2,679,225
TOTAL URUGUAY			9,836,250
Government Obligations - continued
		Principal Amount (i)	Value (Note 1)
Venezuela - 5.8%
Venezuelan Republic:
oil recovery rights 4/15/20 (h)		$ 14,625	$ 0
5.375% 8/7/10		10,285,000	8,433,700
9.25% 9/15/27		8,790,000	7,998,900
10.75% 9/19/13 (f)		1,910,000	2,029,375
10.75% 9/19/13 (f)		23,480,000	24,947,500
13.625% 8/15/18		1,760,000	2,103,200
euro Brady debt conversion bond 2.125% 12/18/07 (g)		5,523,821	5,247,630
TOTAL VENEZUELA			50,760,305
TOTAL GOVERNMENT OBLIGATIONS (Cost $573,303,319)			609,271,940
Money Market Funds - 8.2%
	Shares
Fidelity Cash Central Fund, 1.07% (b) (Cost $71,774,046)	71,774,046	71,774,046
Cash Equivalents - 0.8%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 0.83%, dated 12/31/03 due 1/2/04) (Cost $6,539,000)	6,539,303	6,539,000
Purchased Options - 1.2%
Expiration Date/Strike Price		Underlying Face Amount
Brazil - 0.5%
Citigroup Call Option on $51,676,120 notional amount of Brazilian Federative Republic Brady capitalization bond 8% 4/15/14	January 2004/ $98.25	$ 50,900,978	155,028
Lehman Brothers Holdings, Inc. Call Option on $21,470,000 notional amount of Brazilian Federative Republic 11% 8/17/40	June 2004/ $91.75	23,563,325	3,918,275
TOTAL BRAZIL			4,073,303
Purchased Options - continued
Expiration Date/Strike Price		Underlying Face Amount	Value (Note 1)
Venezuela - 0.7%
Lehman Brothers Holdings, Inc. Call Option on $40,865,000 notional amount of Venezuelan Republic 9.25% 9/15/27	January 2004/ $75.00	$ 40,827,150	$ 6,640,563
TOTAL PURCHASED OPTIONS (Cost $2,898,370)			10,713,866
TOTAL INVESTMENT PORTFOLIO - 93.2% (Cost $767,516,461)	811,109,730
NET OTHER ASSETS - 6.8%	59,217,414
NET ASSETS - 100%	$ 870,327,144
Security Type Abbreviations
FLIRB	-	Front Loaded Interest Reduction Bonds
Currency Abbreviations
LBP	-	Lebanese pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $109,748,442 or 12.6% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Quantity represents share amount.
(i) Principal amount stated in United States dollars unless otherwise noted.
(j) Represents right to receive interest payment on underlying security. Principal shown is original face of underlying security.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
AAA,AA,A	0.0%
BBB	26.2%
BB	14.7%
B	28.0%
CCC,CC,C	11.1%
D	0.0%
Not Rated	3.0%
Equities	0.0%
Other Investments	1.2%
Short-Term Investments and Net Other Assets	15.8%
100.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Purchases and sales of securities, other than short-term securities, aggregated $1,938,461,548 and $1,714,513,351, respectively.
Income Tax Information
The fund hereby designates approximately $15,497,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2003

Assets
Investment in securities, at value (including repurchase agreements of $6,539,000) (cost $767,516,461) - See accompanying schedule		$ 811,109,730
Receivable for investments sold		51,623,731
Receivable for fund shares sold		2,026,354
Interest receivable		15,236,902
Prepaid expenses		4,781
Other affiliated receivables		1,746
Other receivables		765
Total assets		880,004,009

Liabilities
Payable to custodian bank	$ 102,877
Payable for investments purchased	7,143,925
Payable for fund shares redeemed	1,253,643
Distributions payable	397,213
Accrued management fee	470,487
Other affiliated payables	164,561
Other payables and accrued expenses	144,159
Total liabilities		9,676,865

Net Assets		$ 870,327,144
Net Assets consist of:
Paid in capital		$ 783,211,370
Undistributed net investment income		14,280,671
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		29,248,798
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		43,586,305
Net Assets, for 62,632,108 shares outstanding		$ 870,327,144
Net Asset Value, offering price and redemption price per share ($870,327,144 ÷ 62,632,108 shares)		$ 13.90

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2003

Investment Income
Dividends		$ 3,374
Interest		57,471,803
Total income		57,475,177

Expenses
Management fee	$ 4,891,971
Transfer agent fees	1,314,911
Accounting fees and expenses	397,954
Non-interested trustees' compensation	3,646
Custodian fees and expenses	179,522
Registration fees	112,731
Audit	106,117
Legal	7,458
Miscellaneous	6,303
Total expenses before reductions	7,020,613
Expense reductions	(4,650)	7,015,963
Net investment income (loss)		50,459,214
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	112,422,066
Foreign currency transactions	(91,183)
Total net realized gain (loss)		112,330,883
Change in net unrealized appreciation (depreciation) on: Investment securities	15,619,912
Assets and liabilities in foreign currencies	192,643
Total change in net unrealized appreciation (depreciation)		15,812,555
Net gain (loss)		128,143,438
Net increase (decrease) in net assets resulting from operations		$ 178,602,652

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2003	Year ended December 31, 2002A
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,459,214	$ 30,085,817
Net realized gain (loss)	112,330,883	(12,146,304)
Change in net unrealized appreciation (depreciation)	15,812,555	20,363,634
Net increase (decrease) in net assets resulting from operations	178,602,652	38,303,147
Distributions to shareholders from net investment income	(44,250,045)	(31,653,682)
Distributions to shareholders from net realized gain	(3,056,683)	-
Total distributions	(47,306,728)	(31,653,682)
Share transactions Net proceeds from sales of shares	738,974,438	235,709,880
Reinvestment of distributions	42,673,879	28,124,393
Cost of shares redeemed	(469,069,040)	(144,140,968)
Net increase (decrease) in net assets resulting from share transactions	312,579,277	119,693,305
Redemption fees	1,277,346	544,998
Total increase (decrease) in net assets	445,152,547	126,887,768

Net Assets
Beginning of period	425,174,597	298,286,829
End of period (including undistributed net investment income of $14,280,671 and undistributed net investment income of $2,603,354, respectively)	$ 870,327,144	$ 425,174,597
Other Information Shares
Sold	58,220,311	20,969,759
Issued in reinvestment of distributions	3,297,831	2,549,967
Redeemed	(36,442,660)	(13,295,779)
Net increase (decrease)	25,075,482	10,223,947

A Certain amounts have been reclassified. See Note 1 of the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 11.32	$ 10.91	$ 11.39	$ 11.13	$ 8.99
Income from Investment Operations
Net investment income (loss) B	.899	.868 E	1.242 D,E	1.092	.975
Net realized and unrealized gain (loss)	2.503	.435 E	(.527) D,E	.452	2.162
Total from investment operations	3.402	1.303	.715	1.544	3.137
Distributions from net investment income	(.795)	(.909)	(1.207)	(1.080)	(1.010)
Distributions in excess of net investment income	-	-	-	(.216)	-
Distributions from net realized gain	(.050)	-	-	-	-
Total distributions	(.845)	(.909)	(1.207)	(1.296)	(1.010)
Redemption fees added to paid in capital B	.023	.016	.012	.012	.013
Net asset value, end of period	$ 13.90	$ 11.32	$ 10.91	$ 11.39	$ 11.13
Total Return A	31.11%	12.62%	6.65%	14.38%	36.69%
Ratios to Average Net Assets C
Expenses before expense reductions	.97%	1.00%	1.00%	1.00%	1.07%
Expenses net of voluntary waivers, if any	.97%	1.00%	1.00%	1.00%	1.07%
Expenses net of all reductions	.97%	1.00%	.99%	.99%	1.07%
Net investment income (loss)	7.00%	7.90% E	11.04% D,E	9.41%	9.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 870,327	$ 425,175	$ 298,287	$ 266,329	$ 219,355
Portfolio turnover rate	270%	219%	259%	278%	273%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the years ended December 31, 2002 and December 31, 2001 have been reclassified from what was previously reported. The impact of this change for the years ended December 31, 2002 and December 31, 2001 was a decrease to net investment income of $.064 and $.064 per share with a corresponding increase to net realized and unrealized gain (loss) per share, respectively. The ratio of net investment income to average net assets decreased from 8.48% and 11.61% to 7.90% and 11.04%, respectively. The reclassification has no impact on the net assets of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2003

1. Significant Accounting Policies.

Fidelity New Markets Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Reclassification of Financial Information. As a result of a revision to reflect accretion of market discount using the interest method, certain amounts for the year ended December 31, 2002 have been reclassified from what was previously reported. Net investment income for the fund decreased by $2,230,226 with a corresponding increase (decrease) to realized and unrealized gain (loss) of $1,876,035 and $354,191, respectively. The reclassification has no impact on the net assets of the fund.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 60,387,133	|
Unrealized depreciation	(14,786,109)
Net unrealized appreciation (depreciation)	45,601,024
Undistributed ordinary income	20,433
Undistributed long-term capital gain	9,278,437

Cost for federal income tax purposes	$ 765,508,706

The tax character of distributions paid was as follows:

	December 31, 2003	December 31, 2002
Ordinary Income	$ 44,250,045	$ 31,653,682
Long-Term Capital Gains	3,056,683	-
Total	$ 47,306,728	$ 31,653,682

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Options. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. The underlying face amount at value of any open options at period end is shown in the Schedule of Investments under the caption "Purchased Options." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .68% of the fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $709,251 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $570 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $4,080.

Annual Report

Notes to Financial Statements - continued

7. Credit Risk.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

8. Litigation.

The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. Based on the lack of progress to date, no reasonably reliable estimate can be made as to when any amounts will be recovered and as to what such amounts would be. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity New Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Markets Income Fund (a fund of Fidelity School Street Trust) at December 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Markets Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1976

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of New Markets Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000), and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity School Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity School Street Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of New Markets Income. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

John H. Carlson (53)

Year of Election or Appointment: 1996

Vice President of New Markets Income and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Carlson managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of New Markets Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of New Markets Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (45)

Year of Election or Appointment: 2002

President and Treasurer of New Markets Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of New Markets Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of New Markets Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1993 Assistant Treasurer of New Markets Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of New Markets Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of New Markets Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of New Markets Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity New Markets Income voted to pay on February 9th, 2004, to shareholders of record at the opening of business on February 6th, 2004, a distribution of $0.14 per share derived from capital gains realized from sales of portfolio securities.

The percentage of dividends distributed during the fiscal year representing income derived from sources within foreign countries or possessions of the United States are 88.57%.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investment
Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Floating Rate High Income

Ginnie Mae

Government Income

High Income

Inflation-Protected Bond

Intermediate Bond

Intermediate Government Income

Investment Grade Bond

Mortgage Securities

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Stragetic Income

Total Bond

Ultra-Short Bond

U.S. Bond Index

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

NMI-UANN-0204
1.787734.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Strategic Income

Fund

Annual Report

December 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Life of fundA
Fidelity Strategic Income	18.62%	8.87%	7.81%

A From May 1, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Strategic Income Fund on May 1, 1998, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch U.S. High Yield Master II Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from William Eigen, Lead Portfolio Manager of Fidelity® Strategic Income Fund

The lower the quality, the higher the return: That in a nutshell describes global bond performance in 2003. Domestic high-yield bonds - as measured by the Merrill Lynch® U.S High Yield Master II Index - had their second-best return ever, gaining 28.15%. A declining default rate, improving credit conditions and rebounding equity markets helped pace the recovery. Emerging markets also performed well, as the J.P. Morgan Emerging Markets Bond Index Global finished the year with a 25.66% return. Several factors drove the category's performance, including a dramatic increase in global liquidity and a stronger world economy. Back in the United States, the prices of high-quality Treasury bonds declined when yields spiked upwards on signs of economic improvement and fears of rising interest rates. Government agency bonds, meanwhile, struggled against a backdrop of heightened regulatory scrutiny. As a result, the Lehman Brothers® Government Bond Index advanced only 2.36%. Government bond markets outside the United States fared much better, as the Citigroup® Non-U.S. Dollar World Government Bond Index rose 18.52%, driven mainly by weakness in the dollar relative to other major world currencies.

During the past year, the fund gained 18.62%, while the Fidelity Strategic Income Composite Index and the LipperSM Multi-Sector Income Funds Average rose 18.58% and 16.11%, respectively. While security selection was positive overall, asset allocation primarily drove fund returns. A sizable stake in high-yield securities provided a major boost to both absolute and relative performance, as that sector climbed more than 28%. Complementing my strategy of overweighting high-yield was a significant underweighting in U.S. government bonds, which, despite posting positive returns, significantly trailed all segments of the fixed-income market. Elsewhere, despite remaining roughly neutral weighted on average in solid-performing developed-markets debt, slight overweightings at times helped as the dollar declined sharply versus most major foreign currencies. The fund's above-average weighting in cash, however, detracted from relative returns. Country selection helped the emerging-markets subportfolio soundly beat its index, while the developed-markets subportfolio outperformed due to security selection and currency gains. Sector positioning kept the high-yield subportfolio within striking distance of its benchmark, while yielding modest excess returns for the U.S. government bond subportfolio.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five Holdings as of December 31, 2003
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	9.2	8.8
German Federal Republic	5.2	4.9
Fannie Mae	4.0	6.0
Brazilian Federative Republic	2.5	2.1
Canadian Government	2.3	2.4
	23.2
Top Five Market Sectors as of December 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	11.0	11.6
Financials	8.3	8.1
Telecommunication Services	6.6	4.9
Utilities	4.6	6.6
Materials	4.6	4.6
Quality Diversification (% of fund's net assets)
As of December 31, 2003	As of June 30, 2003
U.S.Government and U.S. Government Agency Obligations 17.6%	U.S.Government and U.S.Government Agency Obligations 17.4%
AAA,AA,A 14.0%	AAA,AA,A 14.1%
BBB 4.5%	BBB 4.7%
BB 10.9%	BB 15.6%
B 26.9%	B 28.5%
CCC,CC,C 9.8%	CCC,CC,C 8.6%
D 0.1%	D 0.2%
Not Rated 2.0%	Not Rated 1.7%
Equities 1.3%	Equities 0.6%
Short-Term Investments and Net Other Assets 12.9%	Short-Term Investments and Net Other Assets 8.6%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.
Asset Allocation (% of fund's net assets)
As of December 31, 2003*	As of June 30, 2003**
Corporate Bonds 44.3%	Corporate Bonds 49.2%
U.S. Government and Government Agency Obligations 17.6%	U.S. Government and Government Agency Obligations 17.4%
Foreign Government & Government Agency Obligations 21.8%	Foreign Government & Government Agency Obligations 21.6%
Stocks 1.3%	Stocks 0.6%
Other Investments 2.1%	Other Investments 2.6%
Short-Term Investments and Net Other Assets 12.9%	Short-Term Investments and Net Other Assets 8.6%

* Foreign investments	33.3%	** Foreign investments	33.9%
* Swaps	0.8%	** Swaps	0.0%

Annual Report

Investments December 31, 2003

Showing Percentage of Net Assets

Corporate Bonds - 44.3%
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Atmel Corp. 0% 5/23/21		$ 6,405	$ 2,722
Nonconvertible Bonds - 44.2%
CONSUMER DISCRETIONARY - 10.1%
Auto Components - 0.6%
Dana Corp.:
9% 8/15/11		5,990	7,083
10.125% 3/15/10		1,835	2,119
Eagle-Picher Industries, Inc. 9.75% 9/1/13 (f)		2,330	2,516
Keystone Automotive Operations, Inc. 9.75% 11/1/13 (f)		540	583
Stoneridge, Inc. 11.5% 5/1/12		635	746
Tenneco Automotive, Inc. 11.625% 10/15/09		380	410
United Components, Inc. 9.375% 6/15/13		610	665
			14,122
Automobiles - 0.0%
General Motors Corp. euro 1.25% 12/20/04	JPY	50,000	465
Hotels, Restaurants & Leisure - 2.4%
Bally Total Fitness Holding Corp.:
9.875% 10/15/07		1,345	1,214
10.5% 7/15/11		2,980	3,010
Domino's, Inc. 8.25% 7/1/11 (f)		1,150	1,242
Florida Panthers Holdings, Inc. 9.875% 4/15/09		3,510	3,738
Gaylord Entertainment Co. 8% 11/15/13 (f)		970	1,019
Herbst Gaming, Inc. 10.75% 9/1/08		380	428
Hilton Hotels Corp.:
7.625% 12/1/12		1,420	1,598
8.25% 2/15/11		3,235	3,728
ITT Corp. 7.375% 11/15/15		2,850	3,042
Mandalay Resort Group:
6.375% 12/15/11 (f)		1,780	1,816
6.5% 7/31/09		2,865	2,965
MGM MIRAGE 8.5% 9/15/10		275	315
Morton's Restaurant Group, Inc. 7.5% 7/1/10 (f)		1,630	1,532
Penn National Gaming, Inc. 8.875% 3/15/10		6,055	6,570
Royal Caribbean Cruises Ltd. 6.875% 12/1/13		3,010	3,025
Speedway Motorsports, Inc. 6.75% 6/1/13		1,050	1,082
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Starwood Hotels & Resorts Worldwide, Inc.:
7.375% 5/1/07		$ 1,925	$ 2,069
7.875% 5/1/12		1,480	1,658
Station Casinos, Inc. 8.375% 2/15/08		2,180	2,338
Town Sports International, Inc. 9.625% 4/15/11		1,985	2,139
Tricon Global Restaurants, Inc. 8.875% 4/15/11		3,500	4,235
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10		430	497
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (f)		962	1,017
Wheeling Island Gaming, Inc. 10.125% 12/15/09		1,300	1,398
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10		4,510	5,322
			56,997
Household Durables - 0.6%
Beazer Homes USA, Inc. 8.625% 5/15/11		1,510	1,665
D.R. Horton, Inc.:
7.875% 8/15/11		1,175	1,334
8% 2/1/09		1,925	2,175
K. Hovnanian Enterprises, Inc. 7.75% 5/15/13		2,000	2,105
KB Home 8.625% 12/15/08		300	333
Simmons Co. 7.875% 1/15/14 (f)		670	673
Standard Pacific Corp.:
7.75% 3/15/13		1,000	1,065
9.25% 4/15/12		305	340
Telex Communications, Inc. 11.5% 10/15/08 (f)		2,515	2,666
Tempur-Pedic, Inc./Tempur Production USA, Inc. 10.25% 8/15/10 (f)		2,180	2,431
			14,787
Internet & Catalog Retail - 0.2%
J. Crew Operating Corp. 10.375% 10/15/07		3,175	3,270
Leisure Equipment & Products - 0.1%
The Hockey Co. 11.25% 4/15/09		2,245	2,571
Media - 5.6%
AMC Entertainment, Inc.:
9.5% 3/15/09		1,670	1,720
9.5% 2/1/11		115	120
9.875% 2/1/12		2,000	2,190
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
American Media Operations, Inc. 8.875% 1/15/11		$ 320	$ 347
Azteca Holdings SA de CV 12.5% 6/15/05		1,660	1,697
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)		2,800	1,876
10% 4/1/09		5,660	5,037
10.25% 1/15/10		3,300	2,954
10.75% 10/1/09		1,375	1,238
11.125% 1/15/11		470	423
Cinemark USA, Inc. 9% 2/1/13		640	720
Corus Entertainment, Inc. 8.75% 3/1/12		1,875	2,063
CSC Holdings, Inc.:
7.625% 4/1/11		3,575	3,718
7.625% 7/15/18		2,570	2,660
7.875% 2/15/18		980	1,034
9.875% 2/15/13		5,095	5,299
EchoStar DBS Corp.:
6.375% 10/1/11 (f)		8,190	8,395
9.125% 1/15/09		948	1,062
10.375% 10/1/07		25	27
Entravision Communications Corp. 8.125% 3/15/09		3,380	3,608
Granite Broadcasting Corp. 9.75% 12/1/10 (f)		3,465	3,430
Grupo Televisa SA de CV 8% 9/13/11		3,615	4,049
Haights Cross Operating Co. 11.75% 8/15/11 (f)		2,700	2,781
Houghton Mifflin Co.:
0% 10/15/13 (d)(f)		9,320	5,848
8.25% 2/1/11		2,845	3,030
9.875% 2/1/13		4,805	5,237
IMAX Corp. 9.625% 12/1/10 (f)		2,870	3,028
Innova S. de R.L. 9.375% 9/19/13 (f)		7,760	7,993
Lamar Media Corp. 7.25% 1/1/13		390	418
LBI Media, Inc. 10.125% 7/15/12		890	1,012
Nextmedia Operating, Inc. 10.75% 7/1/11		515	586
PanAmSat Corp.:
6.375% 1/15/08		920	934
8.5% 2/1/12		2,075	2,283
Pearson PLC:
6.125% 2/1/07	EUR	500	675
euro 4.625% 7/8/04	EUR	500	635
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (d)		$ 2,000	$ 1,640
11.25% 1/15/10 (f)		2,450	2,107
PEI Holdings, Inc. 11% 3/15/10		3,410	3,956
Radio One, Inc. 8.875% 7/1/11		5,050	5,555
Regal Cinemas Corp. 9.375% 2/1/12		2,250	2,548
Rogers Cable, Inc. yankee 7.875% 5/1/12		670	747
Sun Media Corp. Canada 7.625% 2/15/13		2,000	2,135
Susquehanna Media Co.:
7.375% 4/15/13		1,090	1,145
8.5% 5/15/09		20	21
Telewest PLC 11% 10/1/07 (c)		11,360	7,157
TV Azteca SA de CV:
euro 10.5% 2/15/07 (Reg. S)		2,215	2,270
yankee 10.5% 2/15/07		295	302
Vertis, Inc.:
9.75% 4/1/09		2,630	2,854
10.875% 6/15/09		1,770	1,872
Videotron LTEE 6.875% 1/15/14 (f)		780	803
Vivendi Universal SA 9.25% 4/15/10		5,980	7,086
			130,325
Multiline Retail - 0.1%
Barneys, Inc. 9% 4/1/08		1,600	1,536
Specialty Retail - 0.4%
AutoNation, Inc. 9% 8/1/08		2,640	3,023
Grupo Elektra SA de CV 12% 4/1/08		2,165	2,333
Hollywood Entertainment Corp. 9.625% 3/15/11		1,390	1,484
J. Crew Intermediate LLC 0% 5/15/08 (d)		1,950	1,502
			8,342
Textiles Apparel & Luxury Goods - 0.1%
Levi Strauss & Co. 12.25% 12/15/12		4,025	2,596
TOTAL CONSUMER DISCRETIONARY			235,011
CONSUMER STAPLES - 1.3%
Food Products - 0.6%
Central Garden & Pet Co. 9.125% 2/1/13		320	354
Chiquita Brands International, Inc. 10.56% 3/15/09		2,805	3,128
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food Products - continued
Corn Products International, Inc.:
8.25% 7/15/07		$ 1,275	$ 1,403
8.45% 8/15/09		250	279
Dean Foods Co.:
6.625% 5/15/09		40	42
6.9% 10/15/17		1,050	1,071
8.15% 8/1/07		1,905	2,096
Doane Pet Care Co.:
9.75% 5/15/07		2,365	2,129
10.75% 3/1/10		1,050	1,092
Gruma SA de CV 7.625% 10/15/07		1,325	1,428
Hines Nurseries, Inc. 10.25% 10/1/11 (f)		520	567
Michael Foods, Inc. 8% 11/15/13 (f)		610	637
			14,226
Household Products - 0.3%
Johnsondiversey Holdings, Inc. 0% 5/15/13 (d)(f)		7,115	5,443
Personal Products - 0.4%
Revlon Consumer Products Corp. 12% 12/1/05		9,610	9,658
Tobacco - 0.0%
Gallaher Group PLC 5.75% 10/2/06	EUR	500	664
TOTAL CONSUMER STAPLES			29,991
ENERGY - 3.9%
Energy Equipment & Services - 0.5%
Grant Prideco, Inc.:
9% 12/15/09		170	187
9.625% 12/1/07		230	256
Hanover Compressor Co.:
0% 3/31/07		1,950	1,433
8.625% 12/15/10		720	751
Petroliam Nasional BHD (Petronas):
7.625% 10/15/26 (Reg. S)		765	877
7.75% 8/15/15 (Reg. S)		1,280	1,536
Seabulk International, Inc. 9.5% 8/15/13		5,070	5,273
SESI LLC 8.875% 5/15/11		30	32
			10,345
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - 3.4%
Chesapeake Energy Corp.:
7.75% 1/15/15		$ 1,860	$ 2,000
8.125% 4/1/11		2,240	2,498
El Paso Production Holding Co. 7.75% 6/1/13 (f)		5,000	4,913
Encore Acquisition Co. 8.375% 6/15/12		3,295	3,575
Energy Partners Ltd. 8.75% 8/1/10		2,930	3,047
Forest Oil Corp. 8% 12/15/11		190	204
General Maritime Corp. 10% 3/15/13		5,445	6,153
GulfTerra Energy Partners LP/GulfTerra Energy Finance Corp. 10.625% 12/1/12		1,485	1,841
Houston Exploration Co. 7% 6/15/13 (f)		680	700
OAO Gazprom:
9.625% 3/1/13		4,590	5,078
10.5% 10/21/09		3,810	4,467
Pecom Energia SA:
8.125% 7/15/10 (Reg. S)		4,992	4,967
9% 5/1/09 (Reg. S)		1,375	1,427
Petroleos Mexicanos 9.25% 3/30/18		6,440	7,478
Plains All American Pipeline LP 7.75% 10/15/12		420	482
Plains Exploration & Production Co. LP:
Series B, 8.75% 7/1/12		2,640	2,897
8.75% 7/1/12		1,500	1,646
Range Resources Corp. 7.375% 7/15/13		1,120	1,120
Teekay Shipping Corp. 8.875% 7/15/11		8,465	9,608
The Coastal Corp.:
6.375% 2/1/09		650	580
6.5% 5/15/06		615	589
6.5% 6/1/08		2,415	2,195
7.5% 8/15/06		1,350	1,311
7.75% 6/15/10		3,355	3,166
7.75% 10/15/35		240	202
Vintage Petroleum, Inc. 8.25% 5/1/12		1,065	1,156
YPF SA yankee 9.125% 2/24/09		6,171	6,773
			80,073
TOTAL ENERGY			90,418
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - 8.0%
Capital Markets - 0.0%
Equinox Holdings Ltd. 9% 12/15/09 (f)		$ 350	$ 361
J.P. Morgan AG (Vimpel Communications) loan participation note 10.45% 4/26/05 (Reg. S)		570	608
			969
Commercial Banks - 0.3%
Bayerische Landesbank Girozentrale 1% 9/20/10	JPY	150,000	1,396
Japan Development Bank 1.7% 9/20/22	JPY	600,000	5,470
			6,866
Consumer Finance - 0.0%
Metris Companies, Inc.:
10% 11/1/04		135	115
10.125% 7/15/06		470	397
			512
Diversified Financial Services - 7.1%
Ahold Finance USA, Inc.:
6.25% 5/1/09		2,140	2,121
8.25% 7/15/10		6,330	6,765
American Airlines, Inc. pass thru trust certificates:
7.377% 5/23/19		5,714	4,057
7.379% 5/23/16		518	368
7.8% 4/1/08		290	268
Arch Western Finance LLC 6.75% 7/1/13 (f)		4,460	4,549
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13 (f)		5,980	6,070
Cellco Finance NV yankee 12.75% 8/1/05		3,650	4,052
Charter Communications Holding II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10 (f)		15,659	16,364
Chukchansi Economic Development Authority 14.5% 6/15/09 (f)		470	555
Continental Airlines, Inc. pass thru trust certificates:
6.541% 9/15/09		241	198
6.748% 9/15/18		166	136
6.795% 8/2/18		203	173
6.8% 7/2/07		161	150
6.9% 1/2/17		1,098	912
8.312% 10/2/12		1,858	1,598
8.321% 11/1/06		110	107
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Continental Airlines, Inc. pass thru trust certificates: - continued
8.388% 5/1/22		$ 84	$ 69
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06		160	147
7.57% 11/18/10		1,190	1,233
7.711% 9/18/11		1,805	1,561
7.779% 11/18/05		1,005	935
7.92% 5/18/12		2,560	2,318
10.06% 1/2/16		160	126
Deutsche Telekom International Finance BV 6.25% 12/9/10	GBP	250	466
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11		729	820
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14		2,910	3,136
FIMEP SA 10.5% 2/15/13		5,965	6,934
Gemstone Investor Ltd./Gemstone Investor, Inc. 7.71% 10/31/04 (f)		400	404
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11 (f)		1,915	2,140
Huntsman Advanced Materials LLC:
10% 7/15/08 (f)(h)		1,610	1,658
11% 7/15/10 (f)		1,280	1,405
Hurricane Finance BV:
9.625% 2/12/10 (f)		3,380	3,819
9.625% 2/12/10 (Reg. S)		425	480
Indosat Finance Co. BV 7.75% 11/5/10 (f)		1,515	1,526
IOS Capital LLC 7.25% 6/30/08		2,030	2,167
Japan Finance Corp. for Municipal Enterprises 1.35% 11/26/13	JPY	275,000	2,554
Jostens Holding Corp. 0% 12/1/13 (d)(f)		1,010	641
KFW International Finance, Inc. euro 1% 12/20/04	JPY	455,000	4,276
Kraton Polymers LLC/Kraton Polymers Capital Corp. 8.125% 1/15/14 (f)		450	470
Kreditanstalt Fuer Wiederaufbau 6% 12/7/28	GBP	820	1,687
Level 3 Financing, Inc. 10.75% 10/15/11 (f)		8,380	8,883
MDP Acquisitions PLC 9.625% 10/1/12		1,000	1,110
MEI Euro Finance Ltd. 8.75% 5/22/10 (f)		1,765	1,783
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Mobile Telesystems Finance SA:
5.17% 8/5/04 (f)(h)		$ 1,470	$ 1,472
9.75% 1/30/08 (f)		5,535	6,012
9.75% 1/30/08 (Reg. S)		175	190
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10 (f)		1,700	1,777
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11 (f)		4,645	4,784
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20		114	99
7.248% 7/2/14		229	165
7.575% 3/1/19		71	73
7.691% 4/1/17		587	487
7.95% 9/1/16		1,425	1,211
8.304% 9/1/10		277	238
PDVSA Finance Ltd.:
8.5% 11/16/12		3,135	3,057
9.375% 11/15/07		690	723
9.75% 2/15/10		7,036	7,423
Pemex Project Funding Master Trust:
2.95% 10/15/09 (f)(h)		890	906
7.375% 12/15/14		2,475	2,642
Petronas Capital Ltd. 7.875% 5/22/22 (Reg. S)		5,510	6,505
Punch Taverns Finance PLC euro 7.567% 4/15/26	GBP	500	1,050
R. H. Donnelley Finance Corp. I:
8.875% 12/15/10 (f)		340	383
10.875% 12/15/12 (f)		530	628
RWE Finance BV 6.5% 4/20/21	GBP	300	587
Sealed Air Finance euro 5.625% 7/19/06	EUR	750	969
Sensus Metering Systems, Inc. 8.625% 12/15/13 (f)		640	656
Ship Finance International Ltd. 8.5% 12/15/13 (f)		4,660	4,660
Tom Brown, Inc./Tom Brown Resources Funding Corp. 7.25% 9/15/13		490	517
TRW Automotive Acquisition Corp.:
9.375% 2/15/13		3,400	3,885
11% 2/15/13		2,935	3,463
U.S. Airways pass thru trust certificates 6.85% 7/30/19		996	939
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10 (f)		$ 7,400	$ 8,640
Vale Overseas Ltd. 9% 8/15/13		1,075	1,177
			166,509
Real Estate - 0.6%
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09		3,745	4,138
La Quinta Properties, Inc. 8.875% 3/15/11		2,660	2,939
Senior Housing Properties Trust:
7.875% 4/15/15		750	788
8.625% 1/15/12		3,610	3,935
Unique Public Finance Co. PLC 6.464% 3/30/32	GBP	500	944
			12,744
Thrifts & Mortgage Finance - 0.0%
Abbey National Sterling Capital euro 11.5% 1/4/17	GBP	200	549
TOTAL FINANCIALS			188,149
HEALTH CARE - 1.1%
Health Care Equipment & Supplies - 0.2%
Apogent Technologies, Inc. 6.5% 5/15/13		1,650	1,720
Fisher Scientific International, Inc. 8.125% 5/1/12		1,785	1,914
			3,634
Health Care Providers & Services - 0.9%
AmeriPath, Inc. 10.5% 4/1/13		3,040	3,283
AmerisourceBergen Corp.:
7.25% 11/15/12		835	885
8.125% 9/1/08		40	45
Fountain View, Inc. 9.25% 8/19/08 (e)		90	89
Genesis HealthCare Corp. 8% 10/15/13 (f)		500	520
HCA, Inc.:
6.3% 10/1/12		1,580	1,623
6.75% 7/15/13		4,385	4,655
8.75% 9/1/10		1,500	1,755
HealthSouth Corp. 6.875% 6/15/05		2,590	2,473
Mariner Health Care, Inc. 8.25% 12/15/13 (f)		1,280	1,296
National Nephrology Associates, Inc. 9% 11/1/11 (f)		700	732
PacifiCare Health Systems, Inc. 10.75% 6/1/09		1,037	1,234
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Psychiatric Solutions, Inc. 10.625% 6/15/13		$ 550	$ 619
Triad Hospitals, Inc. 7% 11/15/13 (f)		2,950	2,983
			22,192
TOTAL HEALTH CARE			25,826
INDUSTRIALS - 3.0%
Aerospace & Defense - 0.4%
Alliant Techsystems, Inc. 8.5% 5/15/11		1,825	1,998
BE Aerospace, Inc.:
8% 3/1/08		1,620	1,499
8.5% 10/1/10 (f)		280	300
8.875% 5/1/11		1,805	1,670
9.5% 11/1/08		630	617
Transdigm, Inc. 8.375% 7/15/11		900	959
Vought Aircraft Industries, Inc. 8% 7/15/11 (f)		1,735	1,778
			8,821
Airlines - 0.2%
Continental Airlines, Inc. 8% 12/15/05		1,290	1,264
Delta Air Lines, Inc.:
equipment trust certificates 8.54% 1/2/07		89	80
7.9% 12/15/09		245	201
8.3% 12/15/29		2,725	1,785
Northwest Airlines, Inc.:
7.875% 3/15/08		420	349
9.875% 3/15/07		175	161
NWA Trust 10.23% 6/21/14		343	308
			4,148
Building Products - 0.2%
Jacuzzi Brands, Inc. 9.625% 7/1/10 (f)		3,730	4,103
Nortek Holdings, Inc. 0% 5/15/11 (d)(f)		1,510	1,095
			5,198
Commercial Services & Supplies - 1.1%
Allied Waste North America, Inc.:
6.5% 11/15/10 (f)		2,670	2,723
7.625% 1/1/06		2,110	2,221
7.875% 1/1/09		1,445	1,503
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Allied Waste North America, Inc.: - continued
7.875% 4/15/13		$ 2,665	$ 2,885
8.5% 12/1/08		530	588
8.875% 4/1/08		1,270	1,416
American Color Graphics, Inc. 10% 6/15/10		3,510	3,571
Browning-Ferris Industries, Inc.:
7.4% 9/15/35		220	212
9.25% 5/1/21		250	275
Danka Business Systems PLC 11% 6/15/10		2,120	2,088
Great Lakes Dredge & Dock Corp. 7.75% 12/15/13 (f)		790	814
NationsRent Companies, Inc. 9.5% 10/15/10 (f)		1,150	1,213
Worldspan LP 9.625% 6/15/11 (f)		5,880	6,086
			25,595
Construction & Engineering - 0.1%
Fluor Corp. 6.95% 3/1/07		1,750	1,803
Electrical Equipment - 0.0%
General Cable Corp. 9.5% 11/15/10 (f)		640	691
Industrial Conglomerates - 0.1%
Tyco International Group SA yankee:
6.125% 11/1/08		40	43
6.75% 2/15/11		875	956
			999
Machinery - 0.1%
AGCO Corp. 9.5% 5/1/08		1,080	1,180
Columbus McKinnon Corp. 10% 8/1/10		300	320
Cummins, Inc. 9.5% 12/1/10 (f)		290	334
Dunlop Standard Aerospace Holdings PLC yankee 11.875% 5/15/09		160	171
			2,005
Marine - 0.1%
OMI Corp. 7.625% 12/1/13 (f)		1,000	1,005
Transport Maritima Mexicana SA de CV yankee:
9.5% 8/15/04 (c)		670	683
10.25% 11/15/06 (c)		1,570	1,601
			3,289
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Road & Rail - 0.7%
Kansas City Southern Railway Co.:
7.5% 6/15/09		$ 2,145	$ 2,199
9.5% 10/1/08		60	65
TFM SA de CV yankee:
10.25% 6/15/07		1,931	2,028
11.75% 6/15/09		12,418	12,697
			16,989
TOTAL INDUSTRIALS			69,538
INFORMATION TECHNOLOGY - 1.8%
Communications Equipment - 0.2%
Lucent Technologies, Inc.:
6.45% 3/15/29		6,065	4,761
6.5% 1/15/28		270	212
			4,973
Computers & Peripherals - 0.1%
Seagate Technology HDD Holdings 8% 5/15/09		2,195	2,393
IT Services - 0.5%
Dex Media, Inc.:
0% 11/15/13 (d)(f)		1,100	770
8% 11/15/13 (f)		5,790	6,080
Iron Mountain, Inc.:
6.625% 1/1/16		2,420	2,360
8.25% 7/1/11		620	646
8.625% 4/1/13		1,080	1,172
			11,028
Office Electronics - 0.4%
Xerox Corp.:
7.125% 6/15/10		2,970	3,156
7.625% 6/15/13		6,430	6,880
			10,036
Semiconductors & Semiconductor Equipment - 0.6%
AMI Semiconductor, Inc. 10.75% 2/1/13		889	1,058
Amkor Technology, Inc.:
7.75% 5/15/13		2,655	2,854
9.25% 2/15/08		250	284
10.5% 5/1/09		65	70
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
ON Semiconductor Corp./Semiconductor Components Industries LLC 12% 3/15/10		$ 1,460	$ 1,730
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09		1,830	1,967
Semiconductor Note Partners Trust 0% 8/4/11 (f)		740	796
Viasystems, Inc. 10.5% 1/15/11 (f)		4,320	4,622
			13,381
TOTAL INFORMATION TECHNOLOGY			41,811
MATERIALS - 4.6%
Chemicals - 1.8%
Avecia Group PLC 11% 7/1/09		6,993	6,399
Compass Minerals Group, Inc. 10% 8/15/11		1,260	1,411
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11 (f)		2,830	3,113
Georgia Gulf Corp. 7.125% 12/15/13 (f)		920	936
Huntsman ICI Chemicals LLC 10.125% 7/1/09		4,115	4,238
Huntsman ICI Holdings LLC 0% 12/31/09		7,280	3,494
Huntsman International LLC:
9.875% 3/1/09		245	268
9.875% 3/1/09 (f)		430	471
Lyondell Chemical Co.:
9.5% 12/15/08		1,655	1,717
9.625% 5/1/07		750	791
9.875% 5/1/07		240	252
11.125% 7/15/12		2,780	3,030
Millennium America, Inc.:
9.25% 6/15/08		2,310	2,529
9.25% 6/15/08 (f)		1,350	1,478
Nalco Co.:
7.75% 11/15/11 (f)		1,390	1,477
8.875% 11/15/13 (f)		3,320	3,519
Phibro Animal Health Corp. 13% 12/1/07 unit (f)		1,850	1,924
Resolution Performance Products LLC 9.5% 4/15/10		755	774
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Chemicals - continued
Solutia, Inc.:
6.72% 10/15/37 (c)		$ 485	$ 166
7.375% 10/15/27 (c)		9,860	3,254
			41,241
Containers & Packaging - 1.1%
Blue Ridge Paper Products, Inc. 9.5% 12/15/08 (f)		690	697
BWAY Corp. 10% 10/15/10		2,380	2,588
Crown Cork & Seal, Inc.:
7.375% 12/15/26		3,000	2,700
8% 4/15/23		1,595	1,483
Crown European Holdings SA 9.5% 3/1/11		2,145	2,413
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13		2,000	2,020
Norampac, Inc. 6.75% 6/1/13		1,370	1,421
Owens-Brockway Glass Container, Inc.:
7.75% 5/15/11		910	951
8.25% 5/15/13		3,550	3,852
8.875% 2/15/09		4,595	5,009
Owens-Illinois, Inc.:
7.35% 5/15/08		10	10
7.8% 5/15/18		3,000	2,925
8.1% 5/15/07		40	42
Sweetheart Cup Co., Inc. 9.5% 1/15/07 (f)		800	816
			26,927
Metals & Mining - 1.0%
California Steel Industries, Inc. 8.5% 4/1/09		1,390	1,458
Compass Minerals International, Inc. 0% 12/15/12 (d)		1,460	1,153
CSN Islands VII Corp. 10.75% 9/12/08 (f)		2,375	2,618
CSN Islands VIII Corp. 9.75% 12/16/13 (f)		3,970	4,079
Freeport-McMoRan Copper & Gold, Inc. 10.125% 2/1/10		3,060	3,519
Luscar Coal Ltd. 9.75% 10/15/11		1,400	1,582
Massey Energy Co. 6.625% 11/15/10 (f)		1,280	1,309
Peabody Energy Corp. 6.875% 3/15/13		1,910	2,020
Salt Holdings Corp., Inc. 0% 6/1/13 (d)(f)		3,710	2,560
Steel Dynamics, Inc.:
9.5% 3/15/09		65	72
9.5% 3/15/09 (f)		3,030	3,333
			23,703
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Paper & Forest Products - 0.7%
Georgia-Pacific Corp.:
8% 1/15/24 (f)		$ 4,590	$ 4,682
9.375% 2/1/13		3,715	4,272
Millar Western Forest Products Ltd. 7.75% 11/15/13 (f)		570	591
Norske Skog Canada Ltd. 8.625% 6/15/11		3,020	3,141
Stone Container Corp.:
8.375% 7/1/12		1,760	1,918
9.75% 2/1/11		1,790	1,969
			16,573
TOTAL MATERIALS			108,444
TELECOMMUNICATION SERVICES - 5.8%
Diversified Telecommunication Services - 2.7%
ACC Escrow Corp. 10% 8/1/11 (f)		3,390	3,746
Alestra SA de RL de CV 8% 6/30/10		1,275	1,074
Cincinnati Bell, Inc. 8.375% 1/15/14 (f)		1,140	1,211
Empresa Brasil de Telecomm SA 11% 12/15/08 (f)		1,770	1,819
France Telecom SA 7.25% 11/10/20	GBP	400	836
MCI Communications Corp.:
6.5% 4/15/10 (c)		180	147
7.125% 6/15/27 (c)		4,420	3,564
7.75% 3/15/24 (c)		1,530	1,239
7.75% 3/23/25 (c)		240	194
8.25% 1/20/23 (c)		525	423
Mobifon Holdings BV 12.5% 7/31/10		5,000	5,800
Qwest Corp. 9.125% 3/15/12 (e)(f)		4,640	5,324
Qwest Services Corp. 14% 12/15/14 (f)		9,695	12,313
Rogers Cantel, Inc. yankee 9.375% 6/1/08		290	303
Telefonica de Argentina SA:
9.125% 11/7/10		790	766
11.875% 11/1/07		1,305	1,406
Telenet Group Holding NV 0% 6/15/14 (d)(f)		6,550	4,159
Telewest Communications PLC yankee:
0% 4/15/09 (c)(d)		3,625	1,867
0% 2/1/10 (c)(d)		2,125	999
9.875% 2/1/10 (c)		3,025	1,815
11.25% 11/1/08 (c)		1,080	678
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Triton PCS, Inc. 8.75% 11/15/11		$ 5,000	$ 4,888
U.S. West Communications:
6.875% 9/15/33		2,520	2,369
7.125% 11/15/43		325	306
7.2% 11/10/26		715	701
7.25% 9/15/25		1,385	1,392
7.25% 10/15/35		945	936
7.5% 6/15/23		700	697
8.875% 6/1/31		2,525	2,658
			63,630
Wireless Telecommunication Services - 3.1%
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13		5,450	5,995
Crown Castle International Corp.:
7.5% 12/1/13 (f)		2,260	2,283
7.5% 12/1/13 (f)		2,460	2,485
9.375% 8/1/11		3,020	3,337
9.5% 8/1/11		110	120
10.75% 8/1/11		4,705	5,317
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13		9,500	10,949
Dobson Communications Corp. 8.875% 10/1/13		4,100	4,182
Kyivstar GSM:
12.75% 11/21/05 (f)		315	347
12.75% 11/21/05 (Reg. S)		1,460	1,610
Millicom International Cellular SA 10% 12/1/13 (f)		3,350	3,518
Nextel Communications, Inc.:
6.875% 10/31/13		2,370	2,500
7.375% 8/1/15		14,505	15,520
9.5% 2/1/11		6,625	7,519
Rogers Wireless, Inc. 9.625% 5/1/11		2,955	3,516
Western Wireless Corp. 9.25% 7/15/13		2,390	2,533
			71,731
TOTAL TELECOMMUNICATION SERVICES			135,361
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - 4.6%
Electric Utilities - 1.4%
Allegheny Energy Supply Co. LLC:
7.8% 3/15/11		$ 2,995	$ 2,770
8.75% 4/15/12 (f)		3,840	3,648
CMS Energy Corp.:
7.5% 1/15/09		1,290	1,332
8.5% 4/15/11		2,500	2,684
8.9% 7/15/08		1,525	1,653
9.875% 10/15/07		3,190	3,537
Illinois Power Co.:
7.5% 6/15/09		95	105
11.5% 12/15/10		3,455	4,181
Nevada Power Co. 10.875% 10/15/09		1,805	2,067
Pacific Gas & Electric Co.:
6.75% 10/1/23		50	51
7.05% 3/1/24		25	25
10.375% 11/1/05 (f)(h)		5,875	5,934
Southern California Edison Co.:
7.125% 7/15/25		60	61
7.25% 3/1/26		175	179
7.625% 1/15/10		4,215	4,885
Tenaga Nasional BHD 7.5% 11/1/25 (Reg. S)		300	328
			33,440
Gas Utilities - 1.4%
ANR Pipeline, Inc.:
7.375% 2/15/24		1,085	1,052
8.875% 3/15/10		570	641
9.625% 11/1/21		1,625	1,924
El Paso Energy Corp.:
6.75% 5/15/09		2,690	2,566
6.95% 12/15/07		1,080	1,038
7.375% 12/15/12		370	340
7.75% 1/15/32		3,000	2,558
7.8% 8/1/31		2,270	1,907
8.05% 10/15/30		170	148
Northwest Pipeline Corp.:
6.625% 12/1/07		305	308
8.125% 3/1/10		530	586
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - continued
Sonat, Inc.:
6.75% 10/1/07		$ 375	$ 353
7.625% 7/15/11		1,790	1,658
Southern Natural Gas Co.:
7.35% 2/15/31		5,810	5,701
8% 3/1/32		1,895	1,961
8.875% 3/15/10		670	753
Tennessee Gas Pipeline Co.:
7% 10/15/28		705	672
7.5% 4/1/17		2,395	2,473
7.625% 4/1/37		345	340
8.375% 6/15/32		1,570	1,666
Transcontinental Gas Pipe Line Corp.:
6.125% 1/15/05		1,410	1,424
6.25% 1/15/08		1,140	1,171
7% 8/15/11		300	320
8.875% 7/15/12		1,400	1,654
			33,214
Multi-Utilities & Unregulated Power - 1.8%
AES Corp.:
8.75% 5/15/13 (f)		2,640	2,950
8.875% 2/15/11		878	958
9% 5/15/15 (f)		1,980	2,237
Calpine Corp. 8.75% 7/15/13 (f)		10,450	10,137
El Paso Corp.:
7% 5/15/11		3,145	2,901
7.875% 6/15/12		2,915	2,755
Southern Energy, Inc. New York 7.4% 7/15/04 (c)(f)		1,700	935
Western Resources, Inc. 7.125% 8/1/09		295	318
Williams Companies, Inc.:
6.5% 8/1/06		1,840	1,904
6.75% 1/15/06		1,950	2,009
7.125% 9/1/11		2,430	2,570
7.625% 7/15/19		3,925	4,121
7.75% 6/15/31		2,375	2,423
7.875% 9/1/21		2,000	2,113
Corporate Bonds - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Williams Companies, Inc.: - continued
8.125% 3/15/12		$ 795	$ 875
8.625% 6/1/10		2,410	2,699
			41,905
TOTAL UTILITIES			108,559
TOTAL NONCONVERTIBLE BONDS			1,033,108
TOTAL CORPORATE BONDS (Cost $959,377)			1,035,830
U.S. Government and Government Agency Obligations - 16.8%

U.S. Government Agency Obligations - 6.6%
Fannie Mae:
3.25% 8/15/08		22,000	21,825
5% 5/14/07		10,900	11,046
5.125% 1/2/14		4,000	4,014
6% 5/15/11		15,775	17,484
6.25% 2/1/11		80	88
Federal Home Loan Bank:
3% 8/15/05		45,000	45,907
5.8% 9/2/08		960	1,057
Freddie Mac:
1.5% 8/15/05		16,300	16,241
2.875% 12/15/06		1,820	1,833
3.625% 9/15/08		1,005	1,012
4.375% 2/4/10		4,900	4,897
4.5% 7/15/13		12,700	12,547
6% 5/25/12		4,000	4,067
Small Business Administration guaranteed development participation certificates 5.136% 8/10/13		3,000	2,997
State of Israel (guaranteed by U.S. Government through Agency for International Development) 5.5% 9/18/23		7,750	7,841
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			152,856
U.S. Government and Government Agency Obligations - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
U.S. Treasury Inflation Protected Obligations - 3.4%
U.S. Treasury Inflation-Indexed Bonds 3.625% 4/15/28		$ 21,676	$ 26,858
U.S. Treasury Inflation-Indexed Notes 1.875% 7/15/13		53,387	53,004
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS			79,862
U.S. Treasury Obligations - 6.8%
U.S. Treasury Bills, yield at date of purchase 0.93% 2/12/04		24,500	24,477
U.S. Treasury Bonds:
6.125% 8/15/29		17,000	19,264
8% 11/15/21		7,000	9,454
9% 11/15/18		3,000	4,326
11.25% 2/15/15		3,870	6,194
U.S. Treasury Notes:
1.875% 12/31/05		19,000	19,013
3.125% 10/15/08		45,300	45,213
4.25% 8/15/13		7,000	7,009
5% 8/15/11		8,500	9,096
5.625% 5/15/08		4,000	4,431
5.75% 8/15/10		10,000	11,213
TOTAL U.S. TREASURY OBLIGATIONS			159,690
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $388,832)			392,408
U.S. Government Agency - Mortgage Securities - 1.6%

Fannie Mae - 1.6%
4% 8/1/18 to 10/1/18		11,866	11,578
4% 1/1/19 (g)		4,000	3,896
5% 2/1/18 to 11/1/33		9,245	9,395
5.5% 10/1/16 to 3/1/18		10,152	10,531
6.5% 1/1/29 to 8/1/31		871	911
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $36,301)			36,311
Collateralized Mortgage Obligations - 0.2%
		Principal Amount (000s) (j)	Value (Note 1) (000s)
U.S. Government Agency - 0.2%
Fannie Mae guaranteed REMIC pass thru certificates planned amortization class Series 2001-53 Class OH, 6.5% 6/25/30		$ 3,213	$ 3,269
Freddie Mac planned amortization class Series 2351 Class PX, 6.5% 7/15/30		1,191	1,214
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,603)			4,483
Foreign Government and Government Agency Obligations - 21.8%

Argentinian Republic 1.162% 8/3/12 (h)		2,590	1,625
Banco Central del Uruguay:
Brady:
par A 6.75% 2/19/21		1,250	1,100
par B 6.75% 3/21/21		250	220
value recovery A rights 1/2/21 (i)		1,250,000	0
value recovery B rights 1/2/21 (i)		1,250,000	0
Belgian Kingdom 5% 9/28/12	EUR	5,000	6,622
Bogota Distrito Capital:
9.5% 12/12/06 (f)		480	518
9.5% 12/12/06 (Reg. S)		3,789	4,092
Brazilian Federative Republic:
Brady:
capitalization bond 8% 4/15/14		20,152	19,850
par Z-L 6% 4/15/24		6,600	5,709
FLIRB L 2% 4/15/09 (Reg.) (h)		652	612
8.875% 4/15/24		3,765	3,652
10% 8/7/11		3,525	3,904
11% 8/17/40		9,780	10,734
11.25% 7/26/07		1,955	2,273
12% 4/15/10		4,480	5,365
12.25% 3/6/30		3,695	4,600
12.75% 1/15/20		2,315	2,940
Canadian Government:
3.5% 6/1/04	CAD	16,170	12,508
4.5% 9/1/07	CAD	6,500	5,158
5.25% 6/1/12	CAD	11,800	9,517
5.5% 6/1/09	CAD	10,900	8,968
6.5% 6/1/04	CAD	3,900	3,054
8% 6/1/23	CAD	4,900	5,090
9% 6/1/25	CAD	10,745	12,304
Foreign Government and Government Agency Obligations - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Central Bank of Nigeria:
Brady 6.25% 11/15/20		$ 7,750	$ 6,898
promissory note 5.092% 1/5/10		684	642
warrants 11/15/20 (a)(i)		3,500	1
Colombian Republic:
10.5% 7/9/10		3,107	3,495
11.5% 5/31/11	EUR	875	1,263
11.75% 2/25/20		2,280	2,742
Dominican Republic:
Brady 7.6875% 8/30/09 (h)		350	240
2.0425% 8/30/24 (h)		970	679
9.5% 9/27/06 (Reg. S)		3,905	3,183
Dutch Government 5.5% 1/15/28	EUR	2,300	3,131
Ecuador Republic:
7% 8/15/30 (e)(f)		309	240
7% 8/15/30 (Reg. S) (e)		2,155	1,672
12% 11/15/12 (Reg. S)		4,165	4,082
euro par 4.75% 2/28/25 (e)		575	334
Finnish Government 5.375% 7/4/13	EUR	2,500	3,410
French Government:
OAT 5.25% 4/25/08	EUR	10,300	13,888
3.5% 1/12/05	EUR	1,000	1,274
3.75% 1/12/07	EUR	700	898
4.5% 7/12/06	EUR	4,800	6,279
5.75% 10/25/32	EUR	2,900	4,093
German Federal Republic:
3.75% 7/4/13	EUR	6,750	8,157
4.125% 7/4/08	EUR	500	646
4.25% 2/18/05	EUR	5,000	6,427
5% 8/19/05	EUR	1,500	1,961
5% 2/17/06	EUR	10,250	13,499
5% 1/4/12	EUR	19,500	25,996
5.25% 1/4/11	EUR	39,800	53,908
5.375% 1/4/10	EUR	8,550	11,664
Italian Republic:
3.75% 6/8/05	JPY	1,040,000	10,199
5.25% 11/1/29	EUR	6,500	8,377
Ivory Coast Brady FLIRB A 2% 3/29/18 (c)(e)	FRF	14,425	415
Lebanese Republic:
10.125% 8/6/08		1,075	1,188
11.625% 5/11/16 (Reg. S)		655	730
Foreign Government and Government Agency Obligations - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Ontario Province:
1.875% 1/25/10	JPY	250,000	$ 2,475
9% 9/15/04	CAD	1,650	1,327
Panamanian Republic:
Brady par 4.75% 7/17/26 (e)		$ 250	194
9.625% 2/8/11		1,315	1,519
10.75% 5/15/20		2,070	2,484
Peruvian Republic 3% 3/7/27 (e)		1,425	834
Philippine Republic:
Brady principal collateralized interest reduction bond 6.5% 12/1/17		3,835	3,653
6.5% 6/1/18		545	507
9.875% 1/15/19		6,180	6,551
Quebec Province 1.6% 5/9/13	JPY	300,000	2,849
Russian Federation:
5% 3/31/30 (e)(f)		1,587	1,527
5% 3/31/30 (Reg. S) (e)		30,798	29,643
8.25% 3/31/10 (Reg. S)		2,375	2,654
South African Republic:
7.375% 4/25/12		1,515	1,693
yankee 8.5% 6/23/17		1,650	1,964
Turkish Republic:
11% 1/14/13		3,420	4,292
11.75% 6/15/10		6,446	8,170
12.375% 6/15/09		1,690	2,159
25% 11/16/05	TRL	2,674,588,000	1,994
29.8006% to 33.5007% 7/7/04	TRL	1,153,098,400	725
Ukraine Cabinet of Ministers 7.65% 6/11/13 (f)		1,475	1,534
United Kingdom, Great Britain & Northern Ireland:
4.75% 9/7/15	GBP	3,000	5,323
6% 12/7/28	GBP	4,200	8,902
6.25% 11/25/10	GBP	7,740	15,055
7.5% 12/7/06	GBP	5,610	10,842
8% 6/7/21	GBP	870	2,139
8.75% 8/25/17	GBP	3,110	7,714
United Mexican States:
7.5% 4/8/33		8,200	8,475
8.125% 12/30/19		8,740	9,767
11.5% 5/15/26		5,635	8,157
Foreign Government and Government Agency Obligations - continued
		Principal Amount (000s) (j)	Value (Note 1) (000s)
Uruguay Republic:
7.25% 2/15/11		$ 2,665	$ 2,332
7.875% 1/15/33 pay-in-kind		365	254
10.5% 10/20/06	UYU	83,300	2,967
Venezuelan Republic:
oil recovery rights 4/15/20 (i)		1,250	0
9.25% 9/15/27		1,960	1,784
10.75% 9/19/13 (f)		3,540	3,761
10.75% 9/19/13 (f)		2,525	2,683
10.75% 9/19/13 (Reg. S)		920	978
13.625% 8/15/18		755	902
euro Brady:
par W-A 6.75% 3/31/20		4,180	3,846
par W-B 6.75% 3/31/20		3,145	2,893
oil recovery warrants 4/18/20 (a)(i)		1,666	0
Vietnamese Socialist Republic Brady par 3.5% 3/12/28 (e)		2,239	1,573
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $458,583)			511,121
Supranational Obligations - 1.1%

European Investment Bank euro 0.875% 11/8/04	JPY	1,200,000	11,255
International Bank for Reconstruction & Development 4.75% 12/20/04	JPY	1,510,000	14,703
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $23,406)			25,958
Common Stocks - 0.8%
	Shares
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Volume Services America Holdings, Inc. Income Deposit Security (a)	244,160	4,065
Multiline Retail - 0.0%
Barneys, Inc. warrants 4/1/08 (a)	1,600	32
TOTAL CONSUMER DISCRETIONARY		4,097
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
NTL, Inc. (a)	223,164	$ 15,566
Wireless Telecommunication Services - 0.0%
DigitalGlobe, Inc. (f)	98	0
TOTAL TELECOMMUNICATION SERVICES		15,566
TOTAL COMMON STOCKS (Cost $12,465)		19,663
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc. Series B, 6.75%	4,800	197
Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.5%
Media - 0.4%
CSC Holdings, Inc.:
(depositary shares) Series M, 11.125%	37,255	3,968
Series H, 11.75%	29,630	3,156
Spanish Broadcasting System, Inc. 10.75% (f)	2,005	2,090
		9,214
Specialty Retail - 0.1%
General Nutrition Centers Holding Co. 12.00% (f)	1,740	1,784
TOTAL CONSUMER DISCRETIONARY		10,998
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
NTL Europe, Inc. Series A, 10.00%	126	1
TOTAL NONCONVERTIBLE PREFERRED STOCKS		10,999
TOTAL PREFERRED STOCKS (Cost $10,973)		11,196
Floating Rate Loans - 0.7%
	Principal Amount (000s) (j)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.1%
Hilton Head Communications LP Tranche B term loan 5.25% 3/31/08 (h)	$ 3,000	$ 2,790
Textiles Apparel & Luxury Goods - 0.1%
Levi Strauss & Co. Tranche B term loan 10% 9/29/09	1,400	1,432
TOTAL CONSUMER DISCRETIONARY		4,222
FINANCIALS - 0.3%
Diversified Financial Services - 0.3%
Olympus Cable Holdings LLC Tranche B term loan 6% 9/30/10 (h)	7,825	7,453
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Qwest Corp. Tranche A term loan 6.5% 6/30/07 (h)	4,500	4,719
TOTAL FLOATING RATE LOANS (Cost $15,248)		16,394
Sovereign Loan Participations - 0.3%

Algerian Republic loan participation:
Series 1 - Credit Suisse First Boston 2.0625% 9/4/06 (h)	256	251
Series 1 - Merrill Lynch, Pierce, Fenner & Smith, Inc. 2.0625% 9/4/06 (h)	490	481
Series 1 - Salomon Brothers 2.0625% 9/4/06 (h)	18	18
Series 1 - The Chase Manhattan Bank 2.0625% 9/4/06 (h)	429	420
Indonesian Republic loan participation:
- Barclays Bank 2.125% 3/28/13 (h)	342	293
- Barclays Bank PLC 1.8125% 1/25/06 (h)	910	826
- Credit Suisse First Boston 1.8125% 1/25/06 (h)	300	272
- Deutsche Bank:
1.8125% 3/21/05 (h)	710	667
1.8125% 1/25/06 (h)	2,320	2,105
2.125% 3/28/13 (h)	809	693
Series 1995 - Deutsche Bank 2.125% 12/14/19 (h)	1,525	1,136
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $6,891)		7,162
Money Market Funds - 10.8%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.07% (b) (Cost $253,258)	253,257,827	$ 253,258
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $2,169,937)		2,313,784
NET OTHER ASSETS - 1.1%		26,632
NET ASSETS - 100%		$ 2,340,416
Swap Agreements
	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Interest Rate Swap
Receive quarterly a fixed rate equal to 2.6165% and pay quarterly a floating rate based on 3-month LIBOR with Merrill Lynch, Inc.	Oct. 2006	$ 19,000	$ 45
Security Type Abbreviations
FLIRB	-	Front Loaded Interest Reduction Bonds
Currency Abbreviations
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
FRF	-	French franc
GBP	-	British pound
JPY	-	Japanese yen
TRL	-	Turkish lira
UYU	-	Uraguay peso
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $291,413,000 or 12.5% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Quantity represents share amount.
(j) Principal amount is stated in United States dollars unless otherwise noted.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	66.7%
Germany	5.4%
Canada	3.4%
United Kingdom	3.1%
Mexico	3.0%
Brazil	2.6%
Russia	2.2%
France	1.9%
Multi-National	1.1%
Turkey	1.0%
Others (individually less than 1%)	9.6%
100.0%
The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $23,556,000 or 1.0% of net assets.

Purchases and sales of securities, other than short-term securities, aggregated $3,261,825,000 and $2,125,763,000, respectively, of which long-term U.S. government and government agency obligations aggregated $1,456,166,000 and $1,207,876,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,000 for the period.
Income Tax Information
The fund hereby designates approximately $8,091,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	December 31, 2003

Assets
Investment in securities, at value (cost $2,169,937) - See accompanying schedule		$ 2,313,784
Cash		601
Receivable for investments sold		2,424
Receivable for fund shares sold		9,939
Dividends receivable		195
Interest receivable		37,191
Unrealized gain on swap agreements		45
Prepaid expenses		11
Total assets		2,364,190

Liabilities
Payable for investments purchased Regular delivery	$ 9,181
Delayed delivery	3,888
Payable for fund shares redeemed	7,013
Distributions payable	2,105
Accrued management fee	1,077
Other affiliated payables	328
Other payables and accrued expenses	182
Total liabilities		23,774

Net Assets		$ 2,340,416
Net Assets consist of:
Paid in capital		$ 2,179,335
Undistributed net investment income		6,349
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		10,284
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		144,448
Net Assets, for 222,868 shares outstanding		$ 2,340,416
Net Asset Value, offering price and redemption price per share ($2,340,416 ÷ 222,868 shares)		$ 10.50

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2003

Investment Income
Dividends		$ 636
Interest		101,231
Total income		101,867

Expenses
Management fee	$ 9,136
Transfer agent fees	2,131
Accounting fees and expenses	780
Non-interested trustees' compensation	8
Custodian fees and expenses	194
Registration fees	306
Audit	75
Legal	12
Miscellaneous	11
Total expenses before reductions	12,653
Expense reductions	(9)	12,644
Net investment income (loss)		89,223
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	40,036
Foreign currency transactions	157
Swap agreements	(425)
Total net realized gain (loss)		39,768
Change in net unrealized appreciation (depreciation) on: Investment securities	122,845
Assets and liabilities in foreign currencies	609
Swap agreements	45
Total change in net unrealized appreciation (depreciation)		123,499
Net gain (loss)		163,267
Net increase (decrease) in net assets resulting from operations		$ 252,490

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 89,223	$ 31,999
Net realized gain (loss)	39,768	(7,087)
Change in net unrealized appreciation (depreciation)	123,499	24,101
Net increase (decrease) in net assets resulting from operations	252,490	49,013
Distributions to shareholders from net investment income	(93,344)	(32,473)
Distributions to shareholders from net realized gain	(6,568)	-
Total distributions	(99,912)	(32,473)
Share transactions Net proceeds from sales of shares	2,314,887	774,999
Net asset value of shares issued in exchange for the net assets of Fidelity International Bond Fund (note 8)	-	63,715
Reinvestment of distributions	89,366	29,628
Cost of shares redeemed	(998,042)	(267,725)
Net increase (decrease) in net assets resulting from share transactions	1,406,211	600,617
Total increase (decrease) in net assets	1,558,789	617,157

Net Assets
Beginning of period	781,627	164,470
End of period (including undistributed net investment income of $6,349 and undistributed net investment income of $2,559, respectively)	$ 2,340,416	$ 781,627
Other Information Shares
Sold	230,426	84,654
Issued in exchange for the shares of Fidelity International Bond Fund (note 8)	-	6,925
Issued in reinvestment of distributions	8,789	3,239
Redeemed	(99,476)	(29,661)
Net increase (decrease)	139,739	65,157

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 9.15	$ 9.13	$ 9.44	$ 9.52
Income from Investment Operations
Net investment income (loss)B	.566	.582	.626E	.729	.709
Net realized and unrealized gain (loss)	1.142	.243	(.041)E	(.363)	(.125)
Total from investment operations	1.708	.825	.585	.366	.584
Distributions from net investment income	(.578)	(.575)	(.565)	(.676)	(.664)
Distributions from net realized gain	(.030)	-	-	-	-
Total distributions	(.608)	(.575)	(.565)	(.676)	(.664)
Net asset value, end of period	$ 10.50	$ 9.40	$ 9.15	$ 9.13	$ 9.44
Total ReturnA	18.62%	9.38%	6.52%	4.07%	6.35%
Ratios to Average Net AssetsC
Expenses before expense reductions	.80%	.84%	.94%	.99%	1.20%
Expenses net of voluntary waivers, if any	.80%	.84%	.94%	.99%	1.10%
Expenses net of all reductions	.80%	.84%	.94%	.99%	1.10%
Net investment income (loss)	5.64%	6.42%	6.83%E	7.94%	7.55%
Supplemental Data
Net assets, end of period (in millions)	$ 2,340	$ 782	$ 164	$ 63	$ 41
Portfolio turnover rate	148%	117%D	178%	100%	134%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D The portfolio turnover rate does not include the assets acquired in the merger.

E Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Strategic Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, non-taxable dividends, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 154,617
Unrealized depreciation	(7,886)
Net unrealized appreciation (depreciation)	146,731
Undistributed ordinary income	2,267
Undistributed long-term capital gain	2,130

Cost for federal income tax purposes	$ 2,167,053

The tax character of distributions paid was as follows:

	December 31, 2003	December 31, 2002
Ordinary Income	$ 93,344	$ 32,473
Long-term Capital Gains	6,568	-
Total	$ 99,912	$ 32,473

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Options. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other

Annual Report

2. Operating Policies - continued

Loans and Other Direct Debt Instruments - continued

financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Financing Transactions. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but will be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the fund's right to repurchase or sell securities may be limited.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,750 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $8.

7. Credit Risk.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

8. Merger Information.

On January 17, 2002, the fund acquired all of the assets and assumed all of the liabilities of Fidelity International Bond Fund. The acquisition, which was approved by the shareholders of International Bond Fund on December 19, 2001, was accomplished by an exchange of 6,925,514 shares of the fund for the 8,004,363 shares then outstanding (valued at $7.96 per share) of Fidelity International Bond Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Fidelity International Bond Fund's net assets, including $1,639,826 of unrealized depreciation, were combined with the fund for total net assets after the acquisition of $242,804,361.

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Strategic Income Fund (a fund of Fidelity School Street Trust) at December 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Strategic Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1976

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Strategic Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000), and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity School Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity School Street Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (44)

Year of Election or Appointment: 2002

Vice President of Strategic Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Strategic Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

William Eigen (35)

Year of Election or Appointment: 2003

Vice President of Strategic Income. Mr. Eigen also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Eigen worked as a director, strategist, and portfolio manager.

George Fischer (42)

Year of Election or Appointment: 2003

Vice President of Strategic Income. Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.

Mark J. Notkin (39)

Year of Election or Appointment: 2001

Vice President of Strategic Income. Mr. Notkin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Strategic Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Strategic Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (45)

Year of Election or Appointment: 2002

President and Treasurer of Strategic Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Strategic Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Strategic Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1998 Assistant Treasurer of Strategic Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Strategic Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Strategic Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Strategic Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Strategic Income Fund voted to pay on February 9, 2004, to shareholders of record at the opening of business on February 6, 2004, a distribution of $.01 per share derived from capital gains realized from sales of portfolio securities.

A total of 6.62% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Fidelity Investments Money Management Investments, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Floating Rate High Income

Ginnie Mae

Government Income

High Income

Inflation-Protected Bond

Intermediate Bond

Intermediate Government Income

Investment Grade Bond

New Markets Income

Real Estate Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target Timeline® 2003

Total Bond

Ultra-Bond Bond

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FSN-UANN-0204
1.787743.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Spartan®

Intermediate Municipal Income
Fund

Annual Report

December 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2003	Past 1 year	Past 5 years	Past 10 years
Spartan® Intermediate Municipal Income Fund	5.30%	5.53%	5.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Spartan® Intermediate Municipal Income Fund on December 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers® Municipal Bond Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Doug McGinley, Portfolio Manager of Spartan® Intermediate Municipal Income Fund

While most of the year favored riskier assets, tax-exempt municipal bonds put up solid numbers for the 12 months ending December 31, 2003. In that time, the Lehman Brothers® Municipal Bond Index - a performance measure of about 40,000 investment-grade, fixed-rate, tax-exempt bonds - advanced 5.31%. For munis, it was the fourth straight year of returns in excess of 5%. Munis had an excellent year relative to taxable investment-grade bonds. The Lehman Brothers Aggregate Bond Index, a proxy for the taxable, investment-grade bond market, gained 4.10% in 2003, a full percentage point less than the muni index - a gap made even wider considering muni bonds' tax-equivalent yield advantage. What's more, on a three- and five-year basis, the Lehman Brothers muni index's cumulative return is well above that of most stock market benchmarks. Munis fared well for much of the year against a backdrop of low interest rates and virtually non-existent inflation. Although they stumbled in mid-summer against a brighter economic forecast, munis rebounded later on the heels of strong investor demand and the Federal Reserve Board's accommodative monetary policy.

Spartan Intermediate Municipal Income Fund returned 5.30% during the 12-month period, outpacing the fund's peer group as measured by the LipperSM Intermediate Municipal Debt Funds Average, which returned 4.01%. Additionally, the fund outpaced the 4.84% return of its benchmark - the Lehman Brothers 1-17 Year Municipal Bond Index. The fund's outperformance stemmed from a variety of strategies, including the manner in which its holdings were invested in bonds of various maturities at different points throughout the year. An emphasis on essential services bonds - issued by providers of electricity, water and sewer services - also helped. Their stable revenues helped them outperform tax-backed bonds during the period. The fund also benefited from an underweighting relative to the Lehman Brothers index in state-issued bonds generally, and in California-issued bonds in particular. State bonds came under pressure due to their weakening fiscal health, with California the prime example of that trend. Detracting modestly from performance was the fund's small stake in tobacco bonds. These securities came under pressure due to unfavorable legal judgments, although they rebounded somewhat toward the end of the period in response to more favorable developments on the legal front.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five States as of December 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Texas	21.6	21.6
Illinois	10.0	8.8
California	9.4	8.4
Washington	9.0	9.6
New York	5.7	5.2
Top Five Sectors as of December 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	38.8	35.5
Electric Utilities	17.8	19.5
Transportation	10.6	9.2
Health Care	10.5	11.1
Water & Sewer	5.8	6.7
Average Years to Maturity as of December 31, 2003
		6 months ago
Years	8.2	7.8
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of December 31, 2003
6 months ago
Years	5.5	5.3

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of December 31, 2003	As of June 30, 2003
AAA 63.5%	AAA 60.9%
AA,A 25.9%	AA,A 28.7%
BBB 9.5%	BBB 10.0%
BB and Below 0.0%	BB and Below 0.5%
Not Rated 0.8%	Not Rated 0.6%
Short-Term Investments and Net Other Assets 0.3%	Short-Term Investments and Net Other Assets* (0.7)%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

*Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments December 31, 2003

Showing Percentage of Net Assets

Municipal Bonds - 99.7%
	Principal Amount (000s)	Value (Note 1) (000s)
Alabama - 1.0%
Alabama Pub. School & College Auth. Rev. Series 1999 C, 5.625% 7/1/13	$ 4,200	$ 4,800
Birmingham Gen. Oblig. Series 2002 A, 5.25% 4/1/07 (FSA Insured)	2,415	2,657
Huntsville Solid Waste Disp. Auth. & Resource Recovery Rev.:
5.25% 10/1/07 (MBIA Insured) (f)	1,000	1,092
5.25% 10/1/08 (MBIA Insured) (f)	3,055	3,344
Jefferson County Swr. Rev. Series A:
5% 2/1/33 (Pre-Refunded to 2/1/09 @ 101) (g)	4,200	4,722
5% 2/1/41 (Pre-Refunded to 2/1/11 @ 101) (g)	1,565	1,765
		18,380
Alaska - 0.6%
Alaska Student Ln. Corp. Student Ln. Rev. Series A, 5.8% 7/1/12 (AMBAC Insured) (f)	2,935	3,225
Anchorage Gen. Oblig. Series B, 5.875% 12/1/13 (Pre-Refunded to 12/1/10 @ 100) (g)	2,000	2,378
North Slope Borough Gen. Oblig. Series B, 0% 6/30/05 (FSA Insured)	5,400	5,279
		10,882
Arizona - 0.4%
Maricopa County Cmnty. College District Series A, 6% 7/1/09	90	91
Maricopa County Unified School District #80 Chandler 5% 7/1/05 (FGIC Insured)	3,535	3,727
Tucson Wtr. Rev. Series 2002, 5.5% 7/1/10 (FGIC Insured)	2,500	2,885
Yuma Muni. Property Corp. Rev. 5% 7/1/12 (AMBAC Insured)	1,100	1,206
		7,909
California - 9.4%
Alameda Corridor Trans. Auth. Rev. Series 1999 A, 0% 10/1/34 (MBIA Insured)	9,095	1,747
California Dept. of Wtr. Resources Central Valley Proj. Wtr. Sys. Rev. Series Y:
5.25% 12/1/16 (FGIC Insured)	5,000	5,566
5.25% 12/1/18 (FGIC Insured)	5,000	5,483
California Dept. of Wtr. Resources Pwr. Supply Rev.:
Series 2002 A:
5.5% 5/1/07	3,500	3,832
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Dept. of Wtr. Resources Pwr. Supply Rev.: - continued
Series 2002 A:
5.75% 5/1/17	$ 1,800	$ 1,989
Series A:
5.25% 5/1/07 (MBIA Insured)	3,600	3,974
5.25% 5/1/09 (MBIA Insured)	21,200	23,998
5.25% 5/1/10 (MBIA Insured)	1,100	1,245
5.5% 5/1/15 (AMBAC Insured)	2,600	2,930
6% 5/1/15	5,700	6,490
California Edl. Facilities Auth. Rev. (Loyola Marymount Univ. Proj.) 0% 10/1/21 (MBIA Insured)	5,000	2,082
California Gen. Oblig.:
4.5% 2/1/09	2,800	2,957
5% 2/1/25	4,000	3,938
5.25% 2/1/11	4,000	4,364
5.25% 2/1/15	5,000	5,323
5.25% 2/1/16	8,500	8,967
5.25% 2/1/20	3,300	3,393
5.5% 3/1/11	8,500	9,415
5.75% 10/1/10	2,200	2,481
5.75% 10/1/10 (MBIA Insured)	3,000	3,500
California Hsg. Fin. Agcy. Home Mtg. Rev. Series 1983 A, 0% 2/1/15	19,346	6,744
California Statewide Cmnty. Dev. Auth. Rev. (Kaiser Fund Hosp./Health Place, Inc. Proj.) Series 2002 C, 3.7%, tender 6/1/05 (c)	10,000	10,273
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.:
Series A, 5% 1/1/35 (MBIA Insured)	1,900	1,937
0% 1/15/27 (a)	1,000	747
5% 1/15/16 (MBIA Insured)	1,000	1,071
5.75% 1/15/40	1,600	1,640
Golden State Tobacco Securitization Corp.:
Series 2003 A1, 6.75% 6/1/39	2,000	1,971
Series 2003 B:
5% 6/1/08	1,300	1,389
5.75% 6/1/22	3,600	3,759
5.75% 6/1/23	1,300	1,353
Long Beach Hbr. Rev. Series A, 5.5% 5/15/07 (FGIC Insured) (f)	2,330	2,590
Los Angeles Unified School District:
Series A:
5.375% 7/1/17 (MBIA Insured)	3,200	3,583
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Los Angeles Unified School District: - continued
Series A:
5.375% 7/1/18 (MBIA Insured)	$ 2,100	$ 2,334
Series F, 5% 7/1/15 (FSA Insured)	4,000	4,394
Modesto Irrigation District Elec. Rev. Series A, 9.625% 1/1/11 (Escrowed to Maturity) (g)	3,795	4,820
Orange County Local Trans. Auth. Sales Tax Rev. 6.2% 2/14/11 (AMBAC Insured)	2,000	2,353
Pleasanton Joint Powers Fing. Auth. Rev. (Reassessment Proj.) Series A, 6.15% 9/2/12	1,375	1,413
Sacramento Pwr. Auth. Cogeneration Proj. Rev. 6.5% 7/1/08	2,000	2,217
San Diego County Ctfs. of Prtn.:
5% 10/1/06	1,135	1,228
5% 10/1/08	1,470	1,627
5.25% 10/1/10	1,620	1,820
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev. Series A, 0% 1/15/12 (MBIA Insured)	3,620	2,661
Santa Maria Redev. Agcy. Lease Rev. 4% 6/1/07 (AMBAC Insured)	1,755	1,879
Univ. of California Revs. Series A, 5% 5/15/11 (AMBAC Insured)	2,000	2,256
		169,733
Colorado - 1.9%
Adams County Bldg. Auth. Rev. Series B, 0% 8/15/12 (Escrowed to Maturity) (g)	5,000	3,675
Adams County School District #172 5.5% 2/1/16 (FGIC Insured)	2,575	2,896
Arapahoe County Cap. Impt. Trust Fund Hwy. Rev. Series C, 0% 8/31/08 (Pre-Refunded to 8/31/05 @ 82.9449) (g)	6,650	5,384
Colorado Health Facilities Auth. Rev.:
Series 2001, 6.625% 11/15/26	2,550	2,815
6.25% 2/1/04	3,500	3,510
6.25% 2/1/04 (Escrowed to Maturity) (g)	315	316
Denver City & County Arpt. Rev.:
Series A:
0% 11/15/04 (f)	2,070	2,034
0% 11/15/05 (MBIA Insured) (f)	2,250	2,162
Series D:
0% 11/15/05 (MBIA Insured) (f)	2,055	1,975
0% 11/15/06 (f)	4,500	4,134
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Colorado - continued
E-470 Pub. Hwy. Auth. Rev. Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	$ 3,200	$ 3,595
Larimer County School District #R1 Poudre 5.75% 12/15/17 (MBIA Insured)	1,365	1,576
		34,072
Connecticut - 0.3%
Connecticut Gen. Oblig. Series D, 5.375% 11/15/18	4,000	4,468
District Of Columbia - 2.2%
District of Columbia Ctfs. of Prtn. 5.5% 1/1/16 (AMBAC Insured)	1,930	2,212
District of Columbia Gen. Oblig.:
Series 1998 A:
5.25% 6/1/10 (MBIA Insured)	3,000	3,340
5.25% 6/1/11 (MBIA Insured)	3,905	4,308
Series 2001 B, 5.5% 6/1/13 (FSA Insured)	5,260	5,919
Series 2001 E:
5% 6/1/04 (Escrowed to Maturity) (g)	890	904
5% 6/1/04 (FGIC Insured)	70	71
Series C, 5.75% 12/1/05 (AMBAC Insured)	1,895	1,942
District of Columbia Rev.:
(George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	1,300	1,468
(Medstar Univ. Hosp. Proj.) Series D, 6.875%, tender 2/15/07 (c)	11,000	11,759
Metro. Washington Arpts. Auth. Gen. Arpt. Rev. Series 1998 B:
5.25% 10/1/09 (MBIA Insured) (f)	3,475	3,832
5.25% 10/1/10 (MBIA Insured) (f)	2,780	3,061
		38,816
Florida - 4.5%
Alachua County Health Facilities Auth. Health Facilities Rev. (Avmed/Santa Fe Health Care Sys. Proj.) 6% 11/15/09 (Escrowed to Maturity) (g)	1,025	1,147
Brevard County Util. Rev.:
5% 3/1/07 (FGIC Insured)	2,500	2,733
5.25% 3/1/08 (FGIC Insured)	2,000	2,235
Broward County Gen. Oblig. Series B, 5% 1/1/11	8,000	8,954
Broward County School District Series A, 5% 2/15/06	5,000	5,354
Florida Board of Ed. Lottery Rev. Series B, 6% 7/1/15 (FGIC Insured)	1,245	1,461
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Florida - continued
Florida Tpk. Auth. Tpk. Rev. Series B, 5% 7/1/11 (AMBAC Insured)	$ 1,600	$ 1,792
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Proj.):
3.35%, tender 9/1/05 (c)	14,200	14,529
5.25% 11/15/11	3,735	3,986
Hillsborough County Indl. Dev. Auth. Poll. Cont. Rev. (Tampa Elec. Co. Proj.) 4%, tender 8/1/07 (c)	18,000	18,317
Lee County Hosp. Board of Directors Hosp. Rev. (Lee Memorial Health Sys. Proj.) 6% 4/1/06 (MBIA Insured)	2,640	2,883
Miami-Dade County Cap. Asset Acquisition Fixed Rate Spl. Oblig. Series 2002 A, 5% 4/1/07 (AMBAC Insured)	1,245	1,364
Miami-Dade County School Board Ctfs. of Prtn. 5%, tender 5/1/11 (MBIA Insured) (c)	1,400	1,550
Palm Beach County Solid Waste Auth. Rev. Series B, 0% 10/1/14 (AMBAC Insured)	5,000	3,184
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev. 6% 4/1/10 (AMBAC Insured) (f)	2,000	2,242
Reedy Creek Impt. District Utils. Rev. Series 2:
5% 10/1/07 (MBIA Insured) (b)	1,845	2,037
5.25% 10/1/11 (MBIA Insured) (b)	7,000	7,983
		81,751
Georgia - 1.3%
Athens-Clarke County Unified Govt. Wtr. & Swr. Rev. 4% 1/1/05	850	874
Atlanta Arpt. Rev. Series 2000 B, 5.625% 1/1/09 (FGIC Insured) (f)	1,620	1,817
College Park Bus. & Indl. Dev. Auth. Civic Ctr. Proj. Rev. Series 2000, 5.75% 9/1/20 (AMBAC Insured)	1,300	1,494
Columbus Wtr. & Swr. Rev. 5.25% 5/1/07 (FSA Insured)	1,425	1,573
Coweta County Dev. Auth. Rev. (Newman Wtr. Swr. & Lt. Common Proj.) 5.75% 1/1/16 (AMBAC Insured)	1,440	1,650
Fulton DeKalb Hosp. Auth. Hosp. Rev.:
5% 1/1/07 (FSA Insured)	1,000	1,087
5% 1/1/10 (FSA Insured)	3,370	3,760
Georgia Gen. Oblig. Series 1993 A, 7.45% 1/1/09	2,880	3,533
Georgia Muni. Elec. Auth. Pwr. Rev. 6.6% 1/1/18 (MBIA Insured)	1,585	1,980
Gwinnett County School District:
4% 2/1/05	1,280	1,319
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Georgia - continued
Gwinnett County School District: - continued
5% 2/1/07	$ 1,200	$ 1,308
Henry County Wtr. & Swr. Auth. Rev.:
5% 2/1/10 (MBIA Insured)	1,190	1,337
5% 2/1/11 (MBIA Insured)	1,245	1,387
		23,119
Hawaii - 0.8%
Hawaii Arpts. Sys. Rev.:
Series 2000 B, 8% 7/1/10 (FGIC Insured) (f)	3,700	4,656
Series 2001:
5.5% 7/1/05 (FGIC Insured) (f)	3,000	3,171
5.5% 7/1/06 (FGIC Insured) (f)	1,000	1,083
Hawaii Gen. Oblig.:
Series CN, 5.25% 3/1/12 (FGIC Insured)	2,880	3,169
Series CY, 5.25% 2/1/10 (FSA Insured)	1,275	1,448
		13,527
Idaho - 0.3%
Idaho Falls Gen. Oblig. 0% 4/1/05 (FGIC Insured)	6,000	5,895
Illinois - 10.0%
Chicago Board of Ed. Series A:
0% 12/1/14 (FGIC Insured)	1,835	1,158
0% 12/1/16 (FGIC Insured)	1,400	781
Chicago Gen. Oblig.:
(Neighborhoods Alive 21 Prog.) Series 2000 A, 6% 1/1/28 (FGIC Insured)	2,100	2,388
Series A2, 6% 1/1/11 (AMBAC Insured)	1,150	1,361
Series C, 4% 1/1/09 (MBIA Insured)	3,500	3,717
5.25% 1/1/11 (FSA Insured)	2,070	2,352
Chicago Midway Arpt. Rev.:
Series 2001 B, 5% 1/1/08 (FSA Insured)	1,250	1,374
Series A, 5.5% 1/1/29 (MBIA Insured)	4,000	4,195
Series B:
6% 1/1/09 (MBIA Insured) (f)	2,000	2,202
6.125% 1/1/12 (MBIA Insured) (f)	2,740	3,040
Chicago O'Hare Int'l. Arpt. Rev.:
Series 1999, 5.5% 1/1/11 (AMBAC Insured) (f)	10,000	11,078
Series A:
5.5% 1/1/10 (AMBAC Insured) (f)	1,350	1,502
6.25% 1/1/08 (AMBAC Insured) (f)	9,820	10,971
5.5% 1/1/09 (AMBAC Insured) (f)	4,400	4,920
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Illinois - continued
Chicago Park District:
Series A, 5.25% 1/1/21 (FGIC Insured)	$ 1,765	$ 1,898
Series C, 5% 1/1/10 (AMBAC Insured)	1,000	1,117
Chicago Sales Tax Rev. 5.5% 1/1/12 (FGIC Insured)	2,200	2,533
Chicago Transit Auth. Cap. Grant Receipts Rev. Series A, 4.25% 6/1/08 (AMBAC Insured)	3,545	3,736
Cook County Cmnty. Consolidated School District #21 Wheeling 0% 12/1/13 (FSA Insured)	2,500	1,671
Cook County Cmnty. Unit School District #401 Elmwood Park 0% 12/1/10 (FSA Insured)	3,275	2,568
Cook County Gen. Oblig. Series A, 5.375% 11/15/14 (FGIC Insured)	9,365	10,483
Cook County High School District #201 J. Sterling Mortan Tpk. 0% 12/1/11 (FGIC Insured)	4,275	3,187
DuPage County Forest Preserve District Rev. 0% 11/1/09	4,000	3,307
Granite City Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) 5%, tender 5/1/05 (c)(f)	7,000	7,270
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) Series 2000, 5.85% 2/1/07 (f)	2,500	2,673
Illinois Gen. Oblig.:
First Series:
5.25% 12/1/17 (FSA Insured)	1,000	1,096
5.375% 7/1/15 (MBIA Insured)	1,300	1,470
5.5% 8/1/10	1,400	1,607
5.5% 2/1/18 (FGIC Insured)	1,000	1,112
5.5% 8/1/19 (MBIA Insured)	1,250	1,392
Series A:
5% 10/1/09	1,400	1,564
5% 10/1/10	3,000	3,360
5.25% 6/1/09	1,200	1,351
5.5% 4/1/17 (MBIA Insured)	2,600	2,890
5.6% 4/1/21 (MBIA Insured)	2,800	3,084
Illinois Health Facilities Auth. Rev.:
(Condell Med. Ctr. Proj.) 7% 5/15/22	5,000	5,465
(Dectaur Memorial Hosp. Proj.) Series 2001, 5.6% 10/1/16	2,600	2,733
(Riverside Health Sys. Proj.) 6.8% 11/15/20	2,755	2,977
Illinois Sales Tax Rev.:
Series W, 5% 6/15/13	3,430	3,649
6% 6/15/20	1,600	1,845
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Illinois - continued
Kane & DuPage Counties Cmnty. Unit School District #303 Saint Charles Series A, 5.5% 1/1/14 (FSA Insured)	$ 3,700	$ 4,221
Kane County School District #129 Aurora West Side Series A:
5.75% 2/1/15 (FGIC Insured)	2,580	2,943
5.75% 2/1/16 (FGIC Insured)	2,165	2,463
Kane, Cook, & Du Page Counties School District #46 Elgin 6.375% 1/1/18 (FSA Insured)	1,000	1,181
Kane, Cook, DuPage, McHenry & DeKalb Counties Cmnty. College District #509 Elgin Series A, 7% 12/15/10 (FGIC Insured)	1,050	1,315
Kane, McHenry, Cook & DeKalb Counties Cmnty. Unit School District #300 Carpentersville:
0% 12/1/18 (AMBAC Insured)	4,535	2,260
5.5% 12/1/16 (MBIA Insured)	2,500	2,812
Lake County Cmnty. Consolidated School District #50 Woodland Series 2000 A, 6% 12/1/20 (FGIC Insured)	3,000	3,435
Lake County Cmnty. Unit School District #60 Waukegan:
Series C:
0% 12/1/13 (FSA Insured)	5,590	3,737
0% 12/1/14 (FSA Insured)	5,180	3,268
0% 12/1/15 (FSA Insured)	3,810	2,260
Series D:
0% 12/1/09 (FSA Insured)	3,480	2,869
0% 12/1/10 (FSA Insured)	3,380	2,650
Lake County Forest Preservation District 0% 12/1/04	5,850	5,785
Metro. Pier & Exposition Auth. Dedicated State Tax Rev.:
(McCormick Place Expansion Proj.):
Series 2002 A, 5.75% 6/15/41 (MBIA Insured)	700	776
Series A:
0% 6/15/11 (Escrowed to Maturity) (g)	7,780	6,054
0% 6/15/31 (MBIA Insured)	4,900	1,120
Series 2002 A, 0% 6/15/14 (FGIC Insured)	3,895	2,506
Will County Forest Preservation District Series B, 0% 12/1/14 (FGIC Insured)	1,000	628
		179,360
Indiana - 2.0%
Indiana Bond Bank Rev. Series B, 5% 2/1/11 (MBIA Insured)	1,595	1,778
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Indiana - continued
Indiana Office Bldg. Commission Facilities Rev. (New Castle Correctional Facility Proj.) Series 2002 A, 5.25% 7/1/09 (FGIC Insured)	$ 2,210	$ 2,489
Indianapolis Resource Recovery Rev. (Ogden Martin Sys., Inc. Proj.):
6.75% 12/1/04 (AMBAC Insured)	3,520	3,675
6.75% 12/1/05 (AMBAC Insured)	8,185	8,867
Indianapolis Thermal Energy Sys. Series 2001 A, 5.5% 10/1/16 (MBIA Insured)	5,000	5,646
Petersburg Poll. Cont. Rev. 5.75% 8/1/21	9,000	8,889
Rockport Poll. Cont. Rev. 4.9%, tender 6/1/07 (c)	5,000	5,265
		36,609
Iowa - 0.1%
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25	3,000	2,599
Kansas - 0.9%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) 4.75%, tender 10/1/07 (c)	2,800	2,988
Kansas Dept. of Trans. Hwy. Rev. Series 2000 A, 5.75% 9/1/15	1,700	1,998
Kansas Dev. Fin. Auth. Pub. Wtr. Supply Revolving Ln. Fund Rev.:
(Sisters of Charity Leavenworth Health Svc. Co. Proj.):
5.25% 12/1/10 (MBIA Insured)	2,230	2,490
5.25% 12/1/11 (MBIA Insured)	1,805	1,984
(Wtr. Poll. Revolving Fund Prog.):
Series II, 5.5% 11/1/19	1,000	1,112
5.5% 11/1/20	1,000	1,106
Series 2000 2, 5.75% 4/1/15 (AMBAC Insured)	1,715	1,983
La Cygne Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) Series 1994, 3.9%, tender 9/1/04 (c)	2,200	2,239
		15,900
Kentucky - 0.3%
Kenton County Arpt. Board Arpt. Rev. Series B, 5% 3/1/10 (MBIA Insured) (f)	1,645	1,794
Kentucky Property & Bldgs. Commission Revs. (#74 Proj.) 5.375% 2/1/11 (FSA Insured)	1,455	1,674
Louisville & Jefferson County Reg'l. Arpt. Auth. Arpt. Sys. Rev. Series C, 5.5% 7/1/12 (FSA Insured) (f)	2,250	2,502
		5,970
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Louisiana - 0.9%
New Orleans Audubon Commission Series A:
5% 10/1/11 (FSA Insured)	$ 1,295	$ 1,458
5% 10/1/12 (FSA Insured)	1,000	1,124
New Orleans Gen. Oblig. 0% 9/1/05 (AMBAC Insured)	13,500	13,149
		15,731
Maine - 0.2%
Maine Tpk. Auth. Tpk. Rev. Series 2000, 5.75% 7/1/28 (FGIC Insured)	3,210	3,564
Maryland - 0.4%
Maryland Econ. Dev. Corp. (Waste Mgmt., Inc. Proj.) 4.65%, tender 4/1/04 (c)(f)	5,000	5,034
Maryland Gen. Oblig. (State & Local Facilities Ln. Prog.) Series 2002 B, 5.25% 2/1/08	2,600	2,907
		7,941
Massachusetts - 3.1%
Massachusetts Bay Trans. Auth. Series 2000 A, 5.75% 7/1/18	3,000	3,434
Massachusetts Dev. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.):
6.375% 8/1/14	1,315	1,519
6.375% 8/1/15	2,460	2,812
6.375% 8/1/16	2,570	2,923
Massachusetts Ed. Ln. Auth. Ed. Ln. Rev. Series B Issue E, 6% 1/1/12 (AMBAC Insured) (f)	2,285	2,350
Massachusetts Fed. Hwy. Series 2000 A, 5.75% 6/15/11	4,000	4,655
Massachusetts Gen. Oblig.:
Series 2001 A, 5.5% 1/1/11	4,000	4,561
Series 2002 B, 5% 2/1/06	10,000	10,666
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series A2:
0% 8/1/05	5,100	4,979
0% 8/1/07	5,800	5,278
Massachusetts Port Auth. Spl. Facilities Rev. (Delta Air Lines, Inc. Proj.) Series A, 5.5% 1/1/17 (AMBAC Insured) (f)	4,040	4,298
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Massachusetts - continued
Massachusetts Tpk. Auth. Western Tpk. Rev. Series A, 5.55% 1/1/17 (MBIA Insured)	$ 7,930	$ 8,072
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement Rev. (MWRA Ln. Prog.) Series A, 5.25% 8/1/13	25	27
		55,574
Michigan - 3.3%
Detroit Convention Facilities Rev. (Cobo Hall Expansion Proj.):
5% 9/30/11 (MBIA Insured)	2,000	2,234
5% 9/30/12 (MBIA Insured)	1,500	1,665
Detroit Gen. Oblig. Series A:
5% 4/1/06 (FSA Insured) (b)	2,100	2,159
5% 4/1/08 (FSA Insured) (b)	6,600	6,944
Detroit Swr. Disp. Rev. Series 2001 D1, 5.5%, tender 7/1/08 (MBIA Insured) (c)	10,000	11,249
Detroit Wtr. Supply Sys. Rev. Series 2001 A, 5.25% 7/1/33 (FGIC Insured)	190	198
Ferndale Gen. Oblig. 5% 4/1/16 (FGIC Insured)	1,450	1,574
Michigan Ctfs. of Prtn. 5.75% 6/1/17 (AMBAC Insured)	1,000	1,140
Michigan Higher Ed. Student Ln. Auth. Rev. Series XII W, 4.875% 9/1/10 (AMBAC Insured) (f)	8,915	9,473
Michigan Hosp. Fin. Auth. Hosp. Rev.:
(Ascension Health Cr. Group Proj.) Series A, 6.125% 11/15/26 (Pre-Refunded to 11/15/09 @ 101) (g)	800	954
(Crittenton Hosp. Proj.) Series A:
5.5% 3/1/16	1,000	1,053
5.5% 3/1/17	1,885	1,970
(McLaren Health Care Corp. Proj.) Series A, 5% 6/1/19	8,000	8,063
(Mercy Health Svcs. Proj.) Series Q, 6% 8/15/09 (Escrowed to Maturity) (g)	1,195	1,328
(Oakwood Obligated Group Proj.) 5.5% 11/1/11	1,915	2,069
Michigan Muni. Bond Auth. Rev. Series G, 6.3% 11/1/05 (AMBAC Insured)	370	392
Michigan Pub. Pwr. Agcy. Rev. (Belle River Proj.) Series A:
5% 1/1/06 (MBIA Insured)	2,000	2,131
5.25% 1/1/09 (MBIA Insured)	1,000	1,126
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Michigan - continued
Michigan Strategic Fund Ltd. Oblig. Rev. (Detroit Edison Co. Proj.) Series A, 5.55% 9/1/29 (MBIA Insured) (f)	$ 1,500	$ 1,590
Southfield Pub. Schools Series A, 5.25% 5/1/16 (Liquidity Facility Sumitomo Bank Lease Fin., Inc. (SBLF))	1,025	1,144
		58,456
Minnesota - 0.9%
Mankato Independent School District #77 Series A, 4% 2/1/07 (FSA Insured)	1,465	1,556
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Health Partners Oblig. Group Proj.):
5.25% 12/1/09	1,250	1,336
5.625% 12/1/22	575	575
Osseo Independent School District #279 Series B, 5% 2/1/13	2,445	2,655
Ramsey County Gen. Oblig. Series B, 5% 2/1/06	2,065	2,206
Rochester Health Care Facilities Rev. (Mayo Foundation Proj.) Series A, 5.5% 11/15/27	6,360	6,702
Waconia Independent School District #110 Series A:
5% 2/1/05 (FSA Insured)	535	557
5% 2/1/07 (FSA Insured)	750	819
		16,406
Mississippi - 0.2%
Mississippi Higher Ed. Student Ln. Series 2000 B3, 5.45% 3/1/10 (f)	3,800	4,134
Missouri - 0.9%
Kansas City School District Bldg. Corp. Rev.:
(Elementary School Proj.) Series B, 5% 2/1/12 (FGIC Insured)	2,900	3,241
Series A, 5% 2/1/08 (FGIC Insured)	1,905	2,104
Missouri Envir. Impt. & Energy Resource Auth. Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) Series 1993, 3.9%, tender 9/1/04 (c)	2,500	2,545
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. (State Revolving Fund Prog.) Series 2003 A, 5.125% 1/1/20	2,315	2,494
Missouri Highways & Trans. Commission State Road Rev. Series 2001 A, 5.625% 2/1/13	2,370	2,694
Saint Louis Muni. Fin. Corp. Leasehold Rev. (Civil Courts Bldg. Proj.) Series 2003 A, 5% 8/1/10 (FSA Insured)	2,010	2,247
		15,325
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Montana - 0.2%
Forsyth Poll. Cont. Rev. (Portland Gen. Elec. Co. Projs.) Series A, 5.2%, tender 5/1/09 (c)	$ 2,900	$ 2,996
Nebraska - 0.5%
Lancaster County School District #1 (Lincoln Pub. Schools Proj.) 4% 1/15/07	1,975	2,089
Nebraska Pub. Pwr. District Rev.:
Series 2003 A, 5% 1/1/10 (AMBAC Insured)	1,435	1,599
Series A, 0% 1/1/07 (MBIA Insured)	5,000	4,664
		8,352
Nevada - 1.6%
Clark County Arpt. Rev. Series C:
5.375% 7/1/18 (AMBAC Insured) (f)	1,500	1,608
5.375% 7/1/20 (AMBAC Insured) (f)	1,100	1,171
Clark County Gen. Oblig. Series 2000, 5.5% 7/1/30 (MBIA Insured)	1,500	1,610
Clark County Las Vegas-McCarran Int'l. Arpt. Passenger Facility Charge Rev. Series 2002 A, 5% 7/1/07 (MBIA Insured) (f)	5,735	6,209
Clark County School District:
Series 2000 A:
5.75% 6/15/17 (MBIA Insured)	1,600	1,822
5.75% 6/15/20 (MBIA Insured)	2,800	3,145
Series B, 0% 3/1/05 (FGIC Insured)	6,195	6,100
Series D, 5% 6/15/09 (MBIA Insured)	6,890	7,708
		29,373
New Hampshire - 0.2%
Manchester School Facilities Rev. 5.5% 6/1/28 (MBIA Insured)	1,000	1,076
New Hampshire Health & Ed. Facilities Auth. Rev. (Univ. Sys. of New Hampshire Proj.) 5.25% 7/1/07 (AMBAC Insured)	1,880	2,082
New Hampshire Higher Edl. & Health Facilities Auth. Rev. (Frisbie Memorial Hosp. Proj.) 5.7% 10/1/04	925	949
		4,107
New Jersey - 0.9%
New Jersey Gen. Oblig. Series E, 6% 7/15/05	4,300	4,603
New Jersey Health Care Facilities Fing. Auth. Rev. (Atlantic City Med. Ctr. Proj.):
4% 7/1/04	1,350	1,364
5.25% 7/1/05	2,250	2,353
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
New Jersey - continued
New Jersey Tpk. Auth. Tpk. Rev. Series A:
5.625% 1/1/15 (MBIA Insured)	$ 520	$ 579
5.625% 1/1/15 (Pre-Refunded to 1/1/10 @ 100) (g)	1,980	2,293
Tobacco Settlement Fing. Corp. 5.75% 6/1/32	5,300	4,910
		16,102
New Mexico - 0.4%
Albuquerque Arpt. Rev. 6.5% 7/1/07 (AMBAC Insured) (f)	1,400	1,588
Farmington Poll. Cont. Rev. (Tucson Gas & Elec. Co. Proj.) Series A, 6.1% 1/1/08 (MBIA Insured)	1,115	1,118
New Mexico Edl. Assistance Foundation Sr. Series A3, 4.95% 3/1/09 (f)	2,000	2,133
New Mexico Edl. Assistance Foundation Student Ln. Rev. Sr. Series IV A1, 7.05% 3/1/10 (f)	2,390	2,544
		7,383
New York - 5.7%
Erie County Indl. Dev. Agcy. School Facility Rev. (Buffalo City School District Proj.) 5.75% 5/1/22 (FSA Insured)	2,000	2,246
Long Island Pwr. Auth. Elec. Sys. Rev. Series B:
5% 6/1/10	2,600	2,856
5% 6/1/11	1,075	1,176
Metro. Trans. Auth. Commuter Facilities Rev. Series 1997 B, 5% 7/1/20 (Escrowed to Maturity) (g)	1,000	1,052
Metro. Trans. Auth. Svc. Contract Rev.:
Series 2002 B, 5% 1/1/07	3,490	3,769
Series 7, 5.625% 7/1/16 (Escrowed to Maturity) (g)	2,495	2,549
Series A, 5.5% 1/1/20 (MBIA Insured)	1,600	1,770
Series O, 5.75% 7/1/13 (Escrowed to Maturity) (g)	1,700	1,984
Metro. Trans. Auth. Transit Facilities Rev.:
Series B2, 5% 7/1/17 (Escrowed to Maturity) (g)	1,000	1,074
Series C, 4.75% 7/1/16 (Pre-Refunded to 1/1/12 @ 100) (g)	305	339
Nassau County Gen. Oblig. Series Z:
5% 9/1/11 (FGIC Insured)	850	940
5% 9/1/13 (FGIC Insured)	1,880	2,050
Nassau County Interim Fin. Auth. Series 2000 A, 5.75% 11/15/11 (MBIA Insured)	1,000	1,165
New York City Gen. Oblig.:
Series 2000 A, 6.5% 5/15/11	2,400	2,810
Series 2003 B, 7.5% 2/1/05	1,140	1,145
Series A, 5.25% 11/1/14 (MBIA Insured)	600	669
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
New York - continued
New York City Gen. Oblig.: - continued
Series C, 5.75% 3/15/27 (FSA Insured)	$ 1,500	$ 1,653
Series E, 6% 8/1/11	1,250	1,380
Series G, 5.25% 8/1/14 (AMBAC Insured)	1,000	1,106
Series H, 5.75% 3/15/11 (FGIC Insured)	1,605	1,866
Series J:
5.875% 2/15/19	3,370	3,601
5.875% 2/15/19 (Pre-Refunded to 2/15/06 @ 101.5) (g)	630	696
New York City Transitional Fin. Auth. Rev. Series A, 5.75% 2/15/16	1,000	1,143
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Consolidation Proj.) Series C, 7.5% 7/1/10	2,500	2,965
(Long Island Jewish Med. Ctr. Proj.) 5.25% 7/1/11 (MBIA Insured)	1,400	1,564
(New York & Presbyterian Hosp. Proj.) 4.4% 8/1/13 (AMBAC Insured)	1,145	1,197
Series 2003 A, 5% 3/15/09	3,000	3,327
New York State Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Rev. Series F:
4.875% 6/15/18	1,100	1,148
4.875% 6/15/18 (Escrowed to Maturity) (g)	800	840
4.875% 6/15/20	2,200	2,281
5% 6/15/15	775	837
New York State Thruway Auth. State Personal Income Tax Rev. Series A, 5.5% 3/15/17	1,020	1,144
New York State Thruway Auth. Svc. Contract Rev.:
5.5% 4/1/16	765	870
5.5% 4/1/16 (Pre-Refunded to 4/1/12 @ 100) (g)	1,735	2,014
New York State Urban Dev. Corp. Correctional Youth Facilities Svc. Series A, 5.25%, tender 1/1/09 (c)	6,000	6,610
New York State Urban Dev. Corp. Rev. (Correctional Facilities-Svc. Contract Proj.) Series B, 4.75% 1/1/28 (Pre-Refunded to 1/1/09 @ 101) (g)	2,500	2,790
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund Series A, 5.25% 4/1/22 (MBIA Insured)	1,000	1,069
Tobacco Settlement Fing. Corp.:
Series A1:
5% 6/1/11	12,750	13,228
5.25% 6/1/21 (AMBAC Insured)	2,200	2,343
5.25% 6/1/22 (AMBAC Insured)	3,450	3,650
5.5% 6/1/15	8,000	8,615
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
New York - continued
Tobacco Settlement Fing. Corp.: - continued
Series C1, 5.5% 6/1/14	$ 2,700	$ 2,915
Triborough Bridge & Tunnel Auth. Revs. Series Y, 6% 1/1/12 (Escrowed to Maturity) (g)	3,000	3,523
Triborough Bridge & Tunnel Auth. Spl. Oblig. Series A, 5.25% 1/1/11 (Escrowed to Maturity) (g)	1,000	1,114
		103,083
New York & New Jersey - 0.5%
Port Auth. of New York & New Jersey:
120th Series, 5.75% 10/15/13 (MBIA Insured) (f)	7,620	8,511
124th Series, 5% 8/1/13 (FGIC Insured) (f)	1,215	1,294
		9,805
North Carolina - 2.5%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series 1993 B, 7% 1/1/08 (MBIA Insured)	2,000	2,350
Series A:
5.5% 1/1/11	1,500	1,655
5.75% 1/1/26	1,000	1,035
Series B:
5.875% 1/1/21 (MBIA Insured)	5,800	6,471
6% 1/1/06	5,250	5,611
6.125% 1/1/09	2,120	2,385
Series C:
5.25% 1/1/04	9,340	9,340
5.25% 1/1/10	2,630	2,857
5.5% 1/1/07	500	539
5.5% 1/1/07 (MBIA Insured)	2,340	2,584
Series D:
5.375% 1/1/10	3,300	3,607
6% 1/1/09	4,050	4,487
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 1992, 7.25% 1/1/07	1,300	1,466
		44,387
North Dakota - 0.3%
Fargo Health Sys. Rev. Series A, 5.625% 6/1/15 (AMBAC Insured)	3,685	4,206
North Dakota Bldg. Auth. Lease Rev. Series A, 5.25% 6/1/07 (FGIC Insured)	1,140	1,260
		5,466
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Ohio - 1.6%
Bowling Green Univ. Gen. Receipts 5.75% 6/1/13 (FGIC Insured)	$ 1,125	$ 1,315
Franklin County Hosp. Rev. 5.5% 5/1/21 (AMBAC Insured)	2,000	2,180
Indian Hill Exempt Village School District Hamilton County 5.5% 12/1/16	1,060	1,193
Lake County Hosp. Impt. Facilities Rev. (Lake Hosp. Sys., Inc. Proj.) 6.875% 8/15/11 (Escrowed to Maturity) (g)	3,800	4,474
Ohio Air Quality Dev. Auth. Rev. (Pennsylvania Pwr. Co. Proj.) 2.5%, tender 7/1/04 (c)	3,100	3,100
Ohio Bldg. Auth. Series A, 5% 4/1/11 (FGIC Insured)	1,000	1,127
Ohio Rev. Series 2003-1, 5% 6/15/10 (b)	4,000	4,475
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. (Toledo Edison Co. Proj.) Series B, 4.5%, tender 9/1/05 (c)	6,000	6,154
Olentangy Local School District 5.5% 12/1/15 (FSA Insured)	1,000	1,140
Richland County Hosp. Facilities (MedCentral Health Sys. Proj.) Series B, 6.375% 11/15/22	1,500	1,589
Univ. of Cincinnati Gen. Receipts Series C, 5% 6/1/22 (FGIC Insured)	1,850	1,938
		28,685
Oklahoma - 0.6%
Grand River Dam Auth. Rev. 6.25% 6/1/11 (AMBAC Insured)	2,000	2,400
Midwest City Muni. Auth. Cap. Impt. Rev. 5.5% 6/1/10 (Escrowed to Maturity) (g)	3,700	4,171
Tulsa Indl. Auth. Rev. (Univ. of Tulsa Proj.) Series 2000 A, 5.75% 10/1/25 (MBIA Insured)	4,000	4,424
		10,995
Oregon - 0.5%
Jackson County School District #9 Eagle Point 5.625% 6/15/16	2,040	2,312
Multnomah County Gen. Oblig. Series 2000 A, 5.5% 4/1/20	1,000	1,094
Portland Swr. Sys. Rev. Series 2000 A, 5.75% 8/1/18 (FGIC Insured)	1,000	1,143
Tri-County Metro. Trans. District Rev. Series A:
5.75% 8/1/14	1,520	1,761
5.75% 8/1/17	1,950	2,236
		8,546
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Pennsylvania - 2.4%
Allegheny County Arpt. Rev. (Pittsburgh Int'l. Arpt. Proj.) Series A1, 5.75% 1/1/07 (MBIA Insured) (f)	$ 2,000	$ 2,171
Allegheny County Hosp. Dev. Auth. Rev.:
(Health Ctr.-UPMC Health Sys. Proj.) Series B, 5.25% 7/1/06 (MBIA Insured)	3,085	3,344
(UPMC Health Sys. Proj.) Series 1999 B, 4.55% 12/15/10 (AMBAC Insured)	1,330	1,436
Canon McMillan School District Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	1,400	1,565
Delaware County Auth. Hosp. Rev. (Crozer-Chester Med. Ctr. Proj.) 5.75% 12/15/13	1,165	1,219
Laurel Highlands School District 5% 11/1/17 (FGIC Insured)	1,540	1,666
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series A, 6% 6/1/22 (AMBAC Insured)	3,930	4,707
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev.:
(Amtrak Proj.) Series 2001 A:
6.125% 11/1/21 (f)	1,300	1,297
6.5% 11/1/16 (f)	1,100	1,131
(Shippingport Proj.) Series A, 5%, tender 6/1/05 (c)(f)	7,800	7,947
Pennsylvania Higher Edl. Facilities Auth. Rev. (UPMC Health Sys. Proj.) Series 2001 A, 6% 1/15/22	4,000	4,275
Pennsylvania Tpk. Commission Tpk. Rev. Series S, 5.625% 6/1/12 (FGIC Insured)	2,500	2,903
Philadelphia Gen. Oblig. Series 2003 A, 5% 2/15/12 (XL Cap. Assurance, Inc. Insured)	1,000	1,111
Philadelphia School District Series 2000 A, 5.75% 2/1/13 (FSA Insured)	2,650	3,051
Tredyffrin-Easttown School District 5.5% 2/15/14	1,595	1,800
West Allegheny School District Series B, 5.25% 2/1/13 (FGIC Insured)	1,345	1,527
Wyoming Valley San. Auth. Swr. Rev. 5% 11/15/08 (MBIA Insured)	2,060	2,301
		43,451
South Carolina - 0.8%
Piedmont Muni. Pwr. Agcy. Elec. Rev. Series B, 5.1% 1/1/05 (MBIA Insured)	1,000	1,039
South Carolina Ed. Assistance Auth. Rev. (Guaranteed Student Ln. Prog.) Series B, 5.7% 9/1/05 (f)	2,000	2,101
South Carolina Jobs Econ. Dev. Auth. Econ. Dev. Rev. (Waste Mgmt., Inc. Proj.) 4.1%, tender 11/1/04 (c)(f)	3,000	3,057
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
South Carolina - continued
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A, 7.125% 12/15/15 (Pre-Refunded to 12/15/10 @ 102) (g)	$ 5,500	$ 6,946
South Carolina Pub. Svc. Auth. Rev. Series D, 4% 1/1/08 (FSA Insured)	1,025	1,093
		14,236
South Dakota - 0.5%
Minnehaha County Gen. Oblig.:
5.625% 12/1/16	2,000	2,272
5.625% 12/1/17	2,115	2,393
5.625% 12/1/18	2,350	2,642
Sioux Falls School District #49-5 5.5% 7/1/20	1,000	1,111
		8,418
Tennessee - 1.4%
Knox County Health Edl. & Hsg. Facilities Board Hosp. Facilities Rev. (Fort Sanders Alliance Proj.) Series C, 7.25% 1/1/10 (MBIA Insured)	8,000	9,845
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series A:
5% 9/1/10 (MBIA Insured)	1,755	1,966
5% 9/1/11 (MBIA Insured)	1,835	2,038
5% 9/1/13 (MBIA Insured)	2,010	2,209
5.25% 9/1/15 (MBIA Insured)	1,205	1,349
6% 2/15/06 (MBIA Insured) (f)	2,000	2,163
Metro. Govt. Nashville & Davidson County Health & Edl. Facilities Board Rev. (Ascension Health Cr. Group Proj.) Series A:
5.875% 11/15/28 (Pre-Refunded to 11/15/09 @ 101) (g)	1,200	1,423
6% 11/15/30 (Pre-Refunded to 11/15/09 @ 101) (g)	1,600	1,908
Shelby County Gen. Oblig. Series A, 0% 5/1/11 (Pre-Refunded to 5/1/05 @ 69.561) (g)	2,200	1,504
		24,405
Texas - 21.6%
Arlington Independent School District 0% 2/15/07	1,570	1,457
Austin Cmnty. College District 5% 8/1/18 (AMBAC Insured)	1,000	1,069
Austin Independent School District 5.7% 8/1/11	1,070	1,168
Austin Util. Sys. Rev.:
Series A, 0% 11/15/10 (MBIA Insured)	3,100	2,448
0% 11/15/12 (AMBAC Insured)	2,000	1,414
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Bexar Metro. Wtr. District Wtrwks. Sys. Rev.:
5.375% 5/1/15 (FSA Insured)	$ 1,365	$ 1,532
5.375% 5/1/16 (FSA Insured)	1,425	1,585
5.375% 5/1/17 (FSA Insured)	1,490	1,646
Birdville Independent School District:
0% 2/15/12	4,150	3,022
5% 2/15/10	1,200	1,341
Brazos Higher Ed. Auth., Inc. Student Ln. Rev. Series C1, 5.7% 6/1/04 (f)	2,080	2,099
Brazos River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series 1995 B, 5.05%, tender 6/19/06 (c)(f)	8,500	8,905
Brazosport Independent School District (School House Proj.) 5.4% 2/15/13	1,290	1,382
Cedar Hill Independent School District:
0% 8/15/05	2,830	2,762
0% 8/15/07	1,465	1,355
Clint Independent School District 5.5% 8/15/18	1,000	1,115
Conroe Independent School District Lot B, 0% 2/15/07	500	464
Cypress-Fairbanks Independent School District:
Series A, 0% 2/15/16	3,640	2,127
5% 2/15/10	1,215	1,358
5% 2/15/11	4,800	5,375
5.75% 2/15/17	1,500	1,707
Dallas County Gen. Oblig. Series A:
0% 8/15/05	7,125	6,955
0% 8/15/06	6,700	6,340
0% 8/15/07	3,605	3,289
Del Valle Independent School District:
5.5% 2/1/10	1,275	1,460
5.5% 2/1/11	1,350	1,553
El Paso Wtr. & Swr. Rev. 5% 3/1/11 (AMBAC Insured)	3,100	3,469
Fort Worth Wtr. & Swr. Rev. Series A, 5% 2/15/11 (FSA Insured)	2,000	2,237
Frisco Gen. Oblig. Series 2003 A, 5% 2/15/11 (FSA Insured)	4,060	4,546
Garland Independent School District:
Series A:
4% 2/15/06	500	524
4% 2/15/17	3,505	3,483
5% 2/15/10	1,000	1,118
5.5% 2/15/12	2,180	2,473
Harlandale Independent School District 5.5% 8/15/35	1,400	1,503
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Harris County Gen. Oblig.:
(Toll Road Proj.):
Series A, 0% 8/15/18 (Pre-Refunded to 8/15/09 @ 53.836) (g)	$ 7,500	$ 3,436
0% 8/1/05	16,275	15,890
0% 8/1/06	13,000	12,305
0% 10/1/14 (MBIA Insured)	8,530	5,455
0% 10/1/16 (MBIA Insured)	6,180	3,512
Harris County Health Facilities Dev. Corp. Rev. (Saint Luke's Episcopal Hosp. Proj.) Series 2001 A:
5.625% 2/15/14	2,500	2,719
5.625% 2/15/15	2,680	2,891
Houston Area Wtr. Corp. Contract Rev. (Northeast Wtr. Purification Proj.) 5.5% 3/1/18 (FGIC Insured)	1,140	1,268
Houston Arpt. Sys. Rev.:
(Automated People Mover Proj.) Series A, 5.375% 7/15/11 (FSA Insured) (f)	3,300	3,547
Series B, 5.5% 7/1/30 (FSA Insured)	3,900	4,135
Houston Gen. Oblig.:
Series A, 5.25% 3/1/13	1,250	1,384
Series A2, 5% 3/1/11 (MBIA Insured)	3,175	3,557
5% 3/1/09 (MBIA Insured)	1,700	1,898
Houston Independent School District:
Series A, 0% 8/15/11	13,740	10,402
0% 8/15/10 (AMBAC Insured)	2,200	1,752
0% 8/15/15	2,000	1,214
Houston Wtr. & Swr. Sys. Rev. Series C:
0% 12/1/10 (AMBAC Insured)	2,600	2,050
0% 12/1/11 (AMBAC Insured)	8,250	6,174
Humble Independent School District:
0% 2/15/10	2,320	1,885
8% 2/15/05	820	881
Katy Independent School District Series A:
0% 2/15/07	2,550	2,367
5% 2/15/19	1,085	1,149
Keller Independent School District Series A, 0% 8/15/12	1,590	1,135
La Joya Independent School District 5.75% 2/15/17	2,200	2,493
Lamar Consolidated Independent School District 5.25% 2/15/14	3,750	4,087
Laredo Gen. Oblig.:
5.125% 8/15/11 (FGIC Insured)	2,225	2,460
5.25% 2/15/13 (FGIC Insured)	1,335	1,425
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Leander Independent School District:
7.5% 8/15/05	$ 600	$ 658
7.5% 8/15/07	800	949
Lewisville Independent School District 0% 8/15/08	5,000	4,314
Lower Colorado River Auth. Rev. 0% 1/1/09 (Escrowed to Maturity) (g)	615	533
Lower Colorado River Auth. Transmission Contract Rev. (LCRA Transmission Services Corp. Proj.) Series C, 5.25% 5/15/21 (AMBAC Insured)	2,405	2,573
Mansfield Independent School District:
5.5% 2/15/13	1,575	1,781
5.5% 2/15/14	2,280	2,571
5.5% 2/15/15	2,270	2,556
5.5% 2/15/16	3,450	3,864
5.5% 2/15/18	1,000	1,106
5.5% 2/15/19	2,530	2,783
Mesquite Independent School District 5.375% 8/15/11	1,500	1,668
Midlothian Independent School District 0% 2/15/06	1,905	1,827
Montgomery County Gen. Oblig. Series A, 5.625% 3/1/19 (FSA Insured)	4,000	4,458
Mount Pleasant Independent School District 5.5% 2/15/17	1,010	1,130
North Central Health Facilities Dev. Corp. Rev. Series 1997 B, 5.75% 2/15/15 (MBIA Insured)	2,520	2,949
Northside Independent School District:
Series A, 5.25% 2/15/17	2,975	3,259
0% 2/1/05	6,155	6,069
5.5% 2/15/13	2,310	2,613
5.5% 2/15/16	1,000	1,118
Pearland Independent School District Series A, 5.875% 2/15/19	1,000	1,134
Pflugerville Independent School District:
5.75% 8/15/14	1,000	1,156
5.75% 8/15/17	500	573
5.75% 8/15/19	2,000	2,274
Red River Ed. Fin. Corp. Ed. Rev.:
(Hockaday School Proj.) 5.75% 5/15/19	1,210	1,363
(Texas Christian Univ. Proj.) Series 2001, 3.25%, tender 3/1/04 (c)	6,900	6,922
Rio Grande City Consolidated Independent School District:
5.875% 8/15/20	2,605	2,977
5.875% 8/15/22	2,925	3,317
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Rockwall Independent School District:
5.375% 2/15/17	$ 1,045	$ 1,154
5.375% 2/15/18	1,370	1,503
5.625% 2/15/11	3,865	4,481
Round Rock Independent School District:
Series 2001 A:
5.5% 8/1/13	1,940	2,209
5.5% 8/1/15	1,510	1,703
0% 2/15/07	7,645	7,096
5.375% 8/1/15	1,000	1,123
San Antonio Elec. & Gas Systems Rev.:
Series B, 0% 2/1/06 (Escrowed to Maturity) (g)	17,500	16,880
5.25% 2/1/07	2,600	2,845
5.375% 2/1/17	6,000	6,626
5.75% 2/1/11 (Escrowed to Maturity) (g)	1,410	1,650
San Benito Consolidated Independent School District 6% 2/15/25	2,300	2,617
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) 5.5% 10/1/12 (AMBAC Insured)	2,905	3,357
Spring Independent School District 0% 2/15/07	5,900	5,477
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	1,250	1,257
Texas Gen. Oblig.:
(College Student Ln. Prog.):
5.25% 8/1/09 (f)	6,885	7,620
5.375% 8/1/10 (f)	1,900	2,128
0% 10/1/14	10,000	6,361
4.7% 8/1/05 (f)	1,390	1,453
5% 8/1/09 (f)	5,000	5,279
Texas State Univ. Sys. Fing. Rev. 5% 3/15/08 (FSA Insured)	2,600	2,875
Texas Tpk. Auth. Central Tpk. Sys. Rev. 5.75% 8/15/38 (AMBAC Insured)	9,900	10,956
Texas Tpk. Auth. Dallas North Tollway Rev.:
5.25% 1/1/23 (FGIC Insured)	7,000	7,337
6.5% 1/1/07 (FGIC Insured)	5,090	5,752
Texas Wtr. Dev. Board Rev. Series A, 5.5% 7/15/21	1,700	1,853
Travis County Health Facilities Dev. Corp. Rev. (Ascension Health Cr. Prog.) Series A, 6.25% 11/15/19 (Pre-Refunded to 11/15/09 @ 101) (g)	4,000	4,823
Trinity River Auth. Red Oak Creek Sys. Rev. 4% 2/1/09 (FSA Insured)	1,140	1,213
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev.:
5% 8/1/07 (MBIA Insured)	$ 2,500	$ 2,744
5.25% 8/1/09 (MBIA Insured)	3,060	3,454
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg'l. Health Care Ctr. Proj.) 5.25% 7/1/10	4,080	4,311
Waxahachie Independent School District:
0% 8/15/20 (Pre-Refunded to 8/15/10 @ 51.59) (g)	4,780	2,007
0% 8/15/21 (Pre-Refunded to 8/15/10 @ 48.18) (g)	3,860	1,514
Webb County Gen. Oblig. 5% 2/15/09 (FGIC Insured)	1,230	1,372
Yselta Independent School District 0% 8/15/11	1,100	833
		388,110
Utah - 1.3%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series A:
5% 7/1/21 (FSA Insured)	7,750	8,116
6.5% 7/1/10 (AMBAC Insured)	165	200
Series B, 5.75% 7/1/16 (MBIA Insured)	1,000	1,127
Salt Lake County Hosp. Rev. (IHC Health Svcs., Inc. Proj.) 5.5% 5/15/12 (AMBAC Insured)	5,000	5,704
Salt Lake County Wtr. Conservancy District Rev. Series A, 0% 10/1/06 (AMBAC Insured)	3,500	3,303
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) Series A, 5% 4/1/20 (FSA Insured)	1,000	1,053
Utah Muni. Pwr. Agcy. Elec. Sys. Rev. Series A, 5% 7/1/10 (AMBAC Insured)	2,740	3,076
		22,579
Vermont - 0.3%
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher Allen Health Care, Inc. Proj.):
Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	2,800	3,243
Series A, 5.75% 12/1/18 (AMBAC Insured)	1,200	1,369
		4,612
Virginia - 0.3%
Arlington County Indl. Dev. Auth. Resource Recovery Rev. (Alexandria/Arlington Waste Proj.) Series B, 5.375% 1/1/11 (FSA Insured) (f)	2,750	3,066
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Virginia - continued
Virginia Hsg. Dev. Auth. Multi-family Hsg. Rev. Series I:
5.75% 5/1/07 (f)	$ 1,380	$ 1,463
5.85% 5/1/08 (f)	1,370	1,454
		5,983
Washington - 9.0%
Clark County Pub. Util. District #1 Elec. Rev.:
Series B:
5.25% 1/1/10 (FSA Insured)	1,630	1,838
5.25% 1/1/11 (FSA Insured)	1,715	1,942
5% 1/1/09 (MBIA Insured)	1,265	1,403
5% 1/1/10 (MBIA Insured)	2,000	2,228
Cowlitz County Gen. Oblig. 5.5% 11/1/11 (FSA Insured)	460	525
Energy Northwest Elec. Rev. (#1 Proj.) Series B, 6% 7/1/17 (MBIA Insured)	4,000	4,603
Franklin County Pub. Util. District #1 Elec. Rev. 5.625% 9/1/21 (MBIA Insured)	2,000	2,207
Grant County Pub. Util. District #2 Wanapum Hydro Elec. Rev. Second Series B, 5.25% 1/1/14 (MBIA Insured) (f)	1,235	1,355
King County Swr. Rev. Series B:
5.25% 1/1/09 (FSA Insured)	7,000	7,847
5.5% 1/1/15 (FSA Insured)	7,245	8,189
5.5% 1/1/17 (FSA Insured)	2,565	2,865
5.5% 1/1/18 (FSA Insured)	3,010	3,343
Port of Seattle Rev.:
Series 2000 B, 5.5% 2/1/08 (MBIA Insured) (f)	6,225	6,907
Series B:
5.25% 9/1/07 (FGIC Insured) (f)	3,185	3,496
5.5% 9/1/08 (FGIC Insured) (f)	3,750	4,182
Series D, 5.75% 11/1/06 (FGIC Insured) (f)	3,660	4,023
Seattle Muni. Lt. & Pwr. Rev. 5.5% 3/1/08 (FSA Insured)	5,475	6,156
Seattle Wtr. Sys. Rev. Series B, 5.75% 7/1/23 (FGIC Insured)	1,000	1,115
Snohomish County Pub. Hosp. District #2 (Stevens Health Care Proj.):
4.5% 12/1/07 (FGIC Insured)	1,705	1,848
4.5% 12/1/09 (FGIC Insured)	855	932
Spokane Pub. Facilities District Hotel & Motel Tax & Sales Use Tax Rev. 5.75% 12/1/18 (MBIA Insured)	1,000	1,153
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Washington - continued
Tumwater School District #33 Thurston County Series 1996 B:
0% 12/1/11 (FGIC Insured)	$ 6,415	$ 4,797
0% 12/1/12 (FGIC Insured)	6,830	4,813
Washington Gen. Oblig.:
(Convention & Trade Ctr. Proj.) Series AT5, 0% 8/1/12 (MBIA Insured)	2,025	1,446
Series A, 3.5% 1/1/06 (MBIA Insured)	7,750	8,025
Washington Health Care Facilities Auth. Rev.:
(Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	3,065	3,442
(Swedish Health Svcs. Proj.) 5.5% 11/15/12 (AMBAC Insured)	3,000	3,357
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #1 Rev. Series 1997 B, 5.125% 7/1/13 (FSA Insured)	9,500	10,321
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev. Series A:
5% 7/1/09 (MBIA Insured)	5,000	5,187
5% 7/1/12 (FSA Insured)	3,500	3,785
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev.:
Series B:
0% 7/1/05 (MBIA Insured)	10,000	9,762
0% 7/1/07	15,130	13,737
0% 7/1/10	18,250	14,402
0% 7/1/12 (MBIA Insured)	4,000	2,841
Series C, 7.5% 7/1/08 (MBIA Insured)	7,040	8,530
		162,602
Wisconsin - 0.7%
Badger Tobacco Asset Securitization Corp. 6.125% 6/1/27	2,600	2,554
Fond Du Lac School District:
5.75% 4/1/12 (FGIC Insured)	1,000	1,135
5.75% 4/1/14 (FGIC Insured)	1,000	1,151
Wisconsin Gen. Oblig. Series D, 5.4% 5/1/20	1,000	1,095
Wisconsin Health & Edl. Facilities Auth. Rev. (Wheaton Franciscan Svcs., Inc. Proj.):
Series A, 5.5% 8/15/14	1,775	1,926
5.75% 8/15/12	1,760	1,963
Municipal Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Wisconsin - continued
Wisconsin Health & Edl. Facilities Auth. Rev. (Wheaton Franciscan Svcs., Inc. Proj.): - continued
6% 8/15/16	$ 1,000	$ 1,097
6.25% 8/15/22	1,600	1,739
		12,660
TOTAL MUNICIPAL BONDS (Cost $1,702,539)		1,792,457
Money Market Funds - 0.7%
	Shares
Fidelity Municipal Cash Central Fund, 1.3% (d)(e) (Cost $12,908)	12,908,000	12,908
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,715,447)		1,805,365
NET OTHER ASSETS - (0.4)%		(7,078)
NET ASSETS - 100%		$ 1,798,287
Legend
(a) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(e) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(f) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(g) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	38.8%
Electric Utilities	17.8
Transportation	10.6
Health Care	10.5
Water & Sewer	5.8
Escrowed/Pre-Refunded	5.7
Others* (individually less than 5%)	10.8
100.0%
* Includes cash equivalents and net other assets.
Purchases and sales of securities, other than short-term securities, aggregated $554,762,000 and $567,907,000, respectively.
Income Tax Information
The fund hereby designates approximately $22,258,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	December 31, 2003

Assets
Investment in securities, at value (cost $1,715,447) - See accompanying schedule		$ 1,805,365
Cash		62
Receivable for fund shares sold		1,307
Interest receivable		23,508
Prepaid expenses		11
Total assets		1,830,253

Liabilities
Payable for investments purchased Regular delivery	$ 1,767
Delayed delivery	23,467
Payable for fund shares redeemed	4,132
Distributions payable	1,925
Accrued management fee	479
Other affiliated payables	151
Other payables and accrued expenses	45
Total liabilities		31,966

Net Assets		$ 1,798,287
Net Assets consist of:
Paid in capital		$ 1,703,805
Undistributed net investment income		928
Accumulated undistributed net realized gain (loss) on investments		3,636
Net unrealized appreciation (depreciation) on investments		89,918
Net Assets, for 176,057 shares outstanding		$ 1,798,287
Net Asset Value, offering price and redemption price per share ($1,798,287÷ 176,057 shares)		$ 10.21

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2003

Investment Income
Interest		$ 78,600

Expenses
Management fee	$ 5,695
Transfer agent fees	1,384
Accounting fees and expenses	417
Non-interested trustees' compensation	9
Custodian fees and expenses	29
Registration fees	79
Audit	60
Legal	11
Miscellaneous	51
Total expenses before reductions	7,735
Expense reductions	(90)	7,645
Net investment income (loss)		70,955
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	26,027
Swap agreements	998
Total net realized gain (loss)		27,025
Change in net unrealized appreciation (depreciation) on investment securities		(6,719)
Net gain (loss)		20,306
Net increase (decrease) in net assets resulting from operations		$ 91,261

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2003	Year ended December 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 70,955	$ 70,701
Net realized gain (loss)	27,025	16,625
Change in net unrealized appreciation (depreciation)	(6,719)	54,559
Net increase (decrease) in net assets resulting from operations	91,261	141,885
Distributions to shareholders from net investment income	(70,879)	(71,173)
Distributions to shareholders from net realized gain	(24,342)	(10,246)
Total distributions	(95,221)	(81,419)
Share transactions Net proceeds from sales of shares	587,869	698,467
Reinvestment of distributions	65,677	54,047
Cost of shares redeemed	(609,262)	(542,064)
Net increase (decrease) in net assets resulting from share transactions	44,284	210,450
Redemption fees	38	49
Total increase (decrease) in net assets	40,362	270,965

Net Assets
Beginning of period	1,757,925	1,486,960
End of period (including undistributed net investment income of $928 and undistributed net investment income of $487, respectively)	$ 1,798,287	$ 1,757,925
Other Information Shares
Sold	57,344	69,182
Issued in reinvestment of distributions	6,421	5,351
Redeemed	(59,544)	(53,734)
Net increase (decrease)	4,221	20,799

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 10.23	$ 9.85	$ 9.78	$ 9.41	$ 9.98
Income from Investment Operations
Net investment income (loss)B	.410	.427	.456D	.478	.460
Net realized and unrealized gain (loss)	.120	.444	.073D	.368	(.561)
Total from investment operations	.530	.871	.529	.846	(.101)
Distributions from net investment income	(.410)	(.431)	(.459)	(.476)	(.466)
Distributions from net realized gain	(.140)	(.060)	-	-	-
Distributions in excess of net realized gain	-	-	-	-	(.003)
Total distributions	(.550)	(.491)	(.459)	(.476)	(.469)
Redemption fees added to paid in capital	-B,E	-B,E	-B,E	-	-
Net asset value, end of period	$ 10.21	$ 10.23	$ 9.85	$ 9.78	$ 9.41
Total ReturnA	5.30%	9.02%	5.48%	9.26%	(1.06)%
Ratios to Average Net AssetsC
Expenses before expense reductions	.44%	.45%	.46%	.50%	.48%
Expenses net of voluntary waivers, if any	.44%	.45%	.46%	.50%	.48%
Expenses net of all reductions	.43%	.42%	.39%	.49%	.48%
Net investment income (loss)	4.00%	4.24%	4.60%D	5.03%	4.72%
Supplemental Data
Net assets, end of period (in millions)	$ 1,798	$ 1,758	$ 1,487	$ 1,216	$ 1,063
Portfolio turnover rate	31%	31%	32%	19%	21%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

E Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Spartan Intermediate Municipal Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to short-term capital gains, futures transactions, market discount, and losses deferred due to futures transactions.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 92,023	|
Unrealized depreciation	(2,231)
Net unrealized appreciation (depreciation)	89,792
Undistributed long-term capital gain	787
Cost for federal income tax purposes	$ 1,715,573

The tax character of distributions paid was as follows:

	December 31, 2003	December 31, 2002
Tax-exempt Income	$ 70,879	$ 71,173
Ordinary Income	2,610	-
Long-term Capital Gains	21,732	10,246
Total	$ 95,221	$ 81,419

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of

Annual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the fund.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund's custodian in compliance with swap contracts.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The fee is based on an annual asset based fee of .10% of the fund's average net assets plus an income based fee of 5% of the fund's gross income throughout the month. For the period, the total annual management fee rate was .32% of average net assets.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees - continued

vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annual rate of .08% of average net assets.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $147 for the period.

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent and expenses by $27 and $63, respectively.

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity School Street Trust and the Shareholders of Spartan Intermediate Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Intermediate Municipal Income Fund (a fund of Fidelity School Street Trust) at December 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Intermediate Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2004

Annual Report

Trustees and Officers

The Trustees , Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 292 funds advised by FMR or an affiliate. Mr. McCoy oversees 294 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1976

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan Intermediate Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000), and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of School Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of School Street Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors (1998-1999) of Scudder Kemper Investments. In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Dwight D. Churchill (50)

Year of Election or Appointment: 1997

Vice President of Spartan Intermediate Municipal Income. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Spartan Intermediate Municipal Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Spartan Intermediate Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of Spartan Intermediate Municipal Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Maria F. Dwyer (45)

Year of Election or Appointment: 2002

President and Treasurer of Spartan Intermediate Municipal Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan Intermediate Municipal Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Jennifer S. Taub (37)

Year of Election or Appointment: 2003

Assistant Vice President of Spartan Intermediate Municipal Income. Ms. Taub is Assistant Vice President of Fidelity's Fixed-Income Funds (2003), Assistant Secretary of FIMM (2003), and is an employee of FMR.

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Spartan Intermediate Municipal Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Spartan Intermediate Municipal Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Intermediate Municipal Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Intermediate Municipal Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 1996

Assistant Treasurer of Spartan Intermediate Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Spartan Intermediate Municipal Income Fund voted to pay on February 9, 2004, to shareholders of record at the opening of business on February 6, 2004, a distribution of $.005 per share derived from capital gains realized from sales of portfolio securities.

During fiscal year ended 2003, 100% of the fund's income dividends was free from federal income tax, and 14.27% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Citibank, N.A.

New York, NY

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

Fidelity's Municipal Bond Funds

Spartan® Arizona Municipal Income

Spartan California Municipal Income

Spartan Connecticut Municipal Income

Spartan Florida Municipal Income

Spartan Intermediate Municipal Income

Spartan Maryland Municipal Income

Spartan Massachusetts Municipal Income

Spartan Michigan Municipal Income

Spartan Minnesota Municipal Income

Spartan Municipal Income

Spartan New Jersey Municipal Income

Spartan New York Municipal Income

Spartan Ohio Municipal Income

Spartan Pennsylvania Municipal Income

Spartan Short-Intermediate
Municipal Income

Spartan Tax-Free Bond

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

LIM-UANN-0204
1.787736.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, December 31, 2003, Fidelity School Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity New Markets Income Fund, Fidelity Strategic Income Fund, and Spartan Intermediate Municipal Income Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2003A	2002A
Fidelity New Markets Income Fund	$101,000	$61,000
Fidelity Strategic Income Fund	$69,000	$31,000
Spartan Intermediate Municipal Income Fund	$53,000	$34,000
All funds in the Fidelity Group of Funds audited by PwC	$10,600,000	$7,900,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2003A, B	2002 A, B
Fidelity New Markets Income Fund	$0	$0
Fidelity Strategic Income Fund	$0	$0
Spartan Intermediate Municipal Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2003 A, B	2002A, B
PwC	$50,000	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent accountant. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2003A, B	2002A, B
Fidelity New Markets Income Fund	$2,200	$2,000
Fidelity Strategic Income Fund	$3,000	$2,700
Spartan Intermediate Municipal Income Fund	$2,200	$2,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2003A, B	2002A, B
PwC	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2003A, B	2002A, B
Fidelity New Markets Income Fund	$1,700	$1,300
Fidelity Strategic Income Fund	$2,300	$1,100
Spartan Intermediate Municipal Income Fund	$2,800	$2,100
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2003A, B	2002A, B
PwC	$190,000	$150,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Audit Committee to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2003 and December 31, 2002 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(f) According to PwC for the fiscal year ended December 31, 2003, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2003
Fidelity New Markets Income Fund	0%
Fidelity Strategic Income Fund	0%
Spartan Intermediate Municipal Income Fund	0%

(g) For the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate fees billed by PwC of $1,900,000A and $1,600,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2003A	2002A
Covered Services	$250,000	$200,000
Non-Covered Services	$1,650,000	$1,400,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Reserved

Item 9. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 10. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 11. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity School Street Trust

By:	/s/Maria Dwyer
Maria Dwyer
President and Treasurer

Date:	February 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Maria Dwyer
Maria Dwyer
President and Treasurer

Date:	February 23, 2004
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	February 23, 2004